                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 14, 2004
Securitized Products Group    [MORGAN STANLEY LOGO OMITTED]
--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS


                                  $647,357,000
                                  APPROXIMATELY

                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2004-HE2


                       MORTGAGE PASS-THROUGH CERTIFICATES





--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    April 14, 2004
Securitized Products Group    [MORGAN STANLEY LOGO OMITTED]
--------------------------------------------------------------------------------


                           APPROXIMATELY $647,357,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2004-HE2

                            CDC MORTGAGE CAPITAL INC.
                                     SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                 MODIFIED                            INITIAL
                                   EXPECTED RATINGS  AVG LIFE    DURATION                            SUBORDI-               FINAL
 OFFERED                           (FITCH/MOODY'S/   TO CALL/    TO CALL/       PAYMENT WINDOW TO     NATION                LEGAL
 CLASSES  DESCRIPTION   BALANCE $        S&P)        MTY(1)(2)  MTY(1)(2)(3)     CALL/MTY(1)(2)       LEVEL    BENCHMARK   MATURITY
====================================================================================================================================
  A-1(4)   Floater    301,739,000    AAA/Aaa/AAA     2.71/2.95   2.65/2.86  06/04-04/12 / 06/04-10/21  19.00%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   A-2     Floater    125,000,000    AAA/Aaa/AAA     1.00/1.00   1.01/1.01  06/04-06/06 / 06/04-06/06  19.00%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   A-3     Floater     59,321,000    AAA/Aaa/AAA     3.00/3.00   2.96/2.96  06/06-11/08 / 06/06-11/08  19.00%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   A-4     Floater     49,000,000    AAA/Aaa/AAA     6.66/7.74   6.36/7.28  11/08-04/12 / 11/08-08/21  19.00%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   M-1     Floater     40,295,000    AA /Aa2/ AA     5.30/5.86   5.09/5.57  08/07-04/12 / 08/07-11/18  12.90%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   M-2     Floater     36,331,000      A /A2/A       5.28/5.77   4.95/5.35  07/07-04/12 / 07/07-09/17   7.40%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   M-3     Floater      9,909,000      A- /A3/ A-     5.27/5.68  4.89/5.23  06/07-04/12 / 06/07-11/15   5.90%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   B-1     Floater      9,909,000   BBB+/Baa1/ BBB+   5.26/5.60  4.80/5.07  06/07-04/12 / 06/07-02/15   4.40%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   B-2     Floater      8,257,000    BBB/Baa2/ BBB    5.26/5.48  4.77/4.94  06/07-04/12 / 06/07-03/14   3.15%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   B-3     Floater      7,596,000   BBB-/Baa3/ BBB-   5.23/5.27  4.51/4.55  06/07-04/12 / 06/07-01/13   2.00%  1 M LIBOR  7/26/2034
------------------------------------------------------------------------------------------------------------------------------------
   B-4   Not Offered    4,954,000                                            ****** Not Offered ******
------------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)  Certificates are priced to the 10% optional clean-up call.

        (2)  Based on the pricing prepayment speed. See details below.

        (3)  Assume pricing at par.

        (4)  The Class A-1 Certificates are insured by FSA.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 2

ISSUER:                           CDC Mortgage Capital Trust Series 2004-HE2

DEPOSITOR:                        Morgan Stanley ABS Capital I Inc.

SELLER:                           CDC Mortgage Capital Inc.

ORIGINAL LOAN SELLERS:            Aames Capital Corporation
                                  Accredited Home Lenders, Inc.
                                  BNC Mortgage, Inc.
                                  Chapel Mortgage Corporation
                                  The CIT Group/Consumer Finance Inc. (and
                                    its affiliates)
                                  Encore Credit Corp.
                                  First Banc Mortgage, Inc.
                                  First Guaranty Mortgage Corporation
                                  Homeowners Loan Corp.
                                  Impac Funding Corporation (and it's affiliate,
                                    Novelle Financial Services, Inc.)
                                  Lenders Direct Capital Corporation
                                  Master Financial, Inc.
                                  Oakmont Mortgage Company, Inc.
                                  People's Choice Home Loan, Inc.
                                  SIB Mortgage Corp.

SERVICER:                         Countrywide Home Loans Servicing LP

CLASS A-1 INSURER:                Financial Security Assurance Inc.

TRUSTEE:                          Deutsche Bank National Trust Company

MANAGERS:                         Morgan Stanley (lead manager); CDC Securities,
                                    Countrywide Securities Corporation
                                    (co-managers).

RATING AGENCIES:                  Fitch Inc., Moody's Investors Service Inc. and
                                    Standard & Poor's Ratings Services

CLASS A CERTIFICATES:             Class A-1, A-2, A-3 and A-4 Certificates

GROUP II CLASS A CERTIFICATES:    Class A-2, A-3 and A-4 Certificates

CLASS M CERTIFICATES:             Class M-1, M-2 and M-3 Certificates

CLASS B CERTIFICATES:             Class B-1, B-2, B-3 and B-4 Certificates

OFFERED CERTIFICATES:             Class A, M, B-1, B-2 and B-3 Certificates

EXPECTED PRICING DATE:            On or about April 16, 2004

EXPECTED CLOSING DATE:            May 26, 2004 through DTC, Euroclear and
                                  Clearstream, Luxembourg. The Offered
                                  Certificates and the Class B-4 Certificates will be settled without accrued interest.

DISTRIBUTION DATES:               The 25th of each month, or if such day is not
                                  a business day, on the next business day, beginning June 25, 2004.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 3

PREPAYMENT PERIOD:                For any Distribution Date, the calendar month
                                  preceding the calendar month in which such Distribution Date occurs.

CUT-OFF DATE:                     May 1, 2004, for any Mortgage Loan in the
                                  mortgage pool transferred to the Trust on the Closing Date. For any Mortgage Loan subsequently transferred to the Trust with funds from the Pre-Funding Accounts (as described below), the first day of the month in which such loan was transferred to the Trust.

CLASS A-1 INSURANCE:              Financial Security Assurance Inc., a
                                  AAA/Aaa/AAA rated surety bond provider,
                                  guarantees timely interest and ultimate
                                  principal to the Class A-1 Certificateholders.

DUE PERIOD FOR MORTGAGE LOANS:    For any Distribution Date, the period
                                  commencing on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR       The interest accrual period for the Offered
THE OFFERED CERTIFICATES AND      Certificates and the B-4 Certificates with
THE CLASS B-4 CERTIFICATES:       respect to any Distribution Date will be the
                                  period beginning with the immediately
                                  preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
                                  Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                   The Trust will consist of approximately
                                  $660,569,106 of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the Cut-Off Date pool of approximately
                                  $530,224,328. It is expected that up to
                                  approximately $130 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the
                                  "Pre-Funding Period") as described below.

GROUP I MORTGAGE LOANS:           At the Cut-Off Date, approximately
                                  $299,011,668 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:          At the Cut-Off Date, approximately
                                  $231,212,660 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie Mac.

PREFUNDING:                       On the Closing Date, approximately
                                  $130,344,778 from the sale of the Offered
                                  Certificates and the Class B-4 Certificates
                                  (the "Pre-Funded Amount") will be deposited with the Trustee into two separate accounts
                                  (the "Pre-Funding Accounts") and be used by the Trust to purchase additional Mortgage
                                  Loans during the Pre-Funding Period for each of the related loan groups.

PRICING PREPAYMENT SPEED:         o  Fixed Rate Mortgage Loans: CPR starting at
                                     approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15
                                     CPR increase for each month), and remaining at 23% CPR thereafter.

                                  o  Adjustable Rate Mortgage Loans: CPR of 25%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 4

CREDIT ENHANCEMENT:               The Offered Certificates and Class B-4
                                  Certificates are credit enhanced by:

                                  1)   Net monthly excess cashflow from the
                                       Mortgage Loans;

                                  2)   1.25% overcollateralization (funded
                                       upfront ) based on the sum of the
                                       aggregate principal balance as of the
                                       Cut-Off Date of the Mortgage Loans
                                       acquired by the Trust on the Closing Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount;

                                  3)   Subordination of distributions on the
                                       more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and

                                  4)   An insurance policy issued by Financial
                                       Security Assurance Inc. for the benefit
                                       of the holders of the Class A-1
                                       Certificates only.

SENIOR ENHANCEMENT PERCENTAGE:    For any Distribution Date, the percentage
                                  obtained by dividing (x) the aggregate
                                  Certificate Principal Balance of the
                                  subordinate certificates (including any
                                  overcollateralization and taking into account the distributions of the Principal
                                  Distribution Amount for such Distribution
                                  Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                   The later to occur of:

                                  (x)  The earlier of:

                                       (a)  The Distribution Date occurring in
                                            June 2007; and

                                       (b)  The Distribution Date on which the
                                            aggregate balance of the Class A
                                            Certificates is reduced to zero; and

                                  (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates and the Class B-4 Certificates on the applicable Distribution Date) is greater than or equal to 38.00%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 5

TRIGGER EVENT:            A Delinquency Trigger Event is in effect on any
                          Distribution Date if the quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day Delinquent Loans as of the last day of the Due Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds 42% of the prior period's Senior Enhancement Percentage.

                          A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution
                          Date:

                          Distribution Date Occurring In     Loss Percentage
                          ------------------------------     ---------------

                          June 2004 to May 2007                   [N/A]

                          June 2007 to May 2008                   [3.25]%

                          June 2008 to May 2009                   [5.00]%

                          June 2009 to May 2010                   [6.25]%

                          June 2010 and Thereafter                [6.75]%

INITIAL SUBORDINATION     Class A:          19.00%
PERCENTAGE:               Class M-1:        12.90%
                          Class M-2:         7.40%
                          Class M-3:         5.90%
                          Class B-1:         4.40%
                          Class B-2:         3.15%
                          Class B-3:         2.00%
                          Class B-4:         1.25%

OPTIONAL CLEAN-UP CALL:   If the Class X certificates are 100% owned, directly
                          or indirectly, by CDC Mortgage Capital Inc. or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                          If the Class X certificates are not 100% owned, directly or indirectly, by CDC Mortgage Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 6

STEP-UP COUPONS:               For the Offered Certificates and the Class B-4
                               Certificates, the coupon will increase after the Optional Clean-up Call Date, should the call not be exercised. The applicable coupon for the Class
                               A Certificates will increase by 2 times its margin and the coupons for the Class M and Class
                               B Certificates will each increase by 1.5 times their respective margins.

CLASS A-1 PASS-THROUGH RATE:   The Class A-1 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Net WAC
                               Cap and (iii) the Loan Group I Cap.

CLASS A-2 PASS-THROUGH RATE:   The Class A-2 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Net WAC
                               Cap and (iii) the Loan Group II Cap.

CLASS A-3 PASS-THROUGH RATE:   The Class A-3 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Net WAC
                               Cap and (iii) the Loan Group II Cap.

CLASS A-4 PASS-THROUGH RATE:   The Class A-4 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Net WAC
                               Cap and (iii) the Loan Group II Cap.

CLASS M-1 PASS-THROUGH RATE:   The Class M-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the Net
                               WAC Cap.

CLASS M-2 PASS-THROUGH RATE:   The Class M-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the Net
                               WAC Cap.

CLASS M-3 PASS-THROUGH RATE:   The Class M-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the Net
                               WAC Cap.

CLASS B-1 PASS-THROUGH RATE:   The Class B-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the Net
                               WAC Cap.

CLASS B-2 PASS-THROUGH RATE:   The Class B-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the Net
                               WAC Cap.

CLASS B-3 PASS-THROUGH RATE:   The Class B-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the Net
                               WAC Cap.

CLASS B-4 PASS-THROUGH RATE:   The Class B-4 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the Net
                               WAC Cap.

NET WAC CAP:                   As to any Distribution Date, a per annum rate (on
                               an actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee, and in regards to the A-1 Certificates only, the FSA fee rate.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 7

LOAN GROUP I CAP:              As to any Distribution Date, a per annum rate (on
                               an actual/360 basis) equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due
                               Period less servicing, trustee, and other fee rates (including the FSA fee rate).

LOAN GROUP II CAP:             As to any Distribution Date, a per annum rate (on
                               an actual/360 basis) equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due
                               Period less servicing, trustee, and other fee rates.

INTEREST DISTRIBUTIONS ON      On each Distribution Date and after payment of
OFFERED CERTIFICATES AND THE   fees and reimbursements to the Servicer, FSA and
CLASS B-4 CERTIFICATES:        the Trustee, interest distributions from the
                               Interest Remittance Amount will be allocated as follows:

                               (i) concurrently, with equal priority of payments;

                                     (A) payable from the remaining Interest
                               Remittance Amount relating to the Group I
                               Mortgage Loans and, to the extent such amount is less than the Accrued Certificate Interest for the Class A-1 Certificates, from the amounts remaining with respect to the Group II Mortgage Loans for that Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-2, A-3 and A-4 Certificates, for that Distribution Date, to the Class A-1 Certificates its Accrued Certificate Interest and any Unpaid Interest Shortfalls.

                                     (B) payable from the remaining Interest
                               Remittance Amount relating to the Group II
                               Mortgage Loans and, to the extent such amount is less than the Accrued Certificate Interest for the Class A-2, A-3 and A-4 Certificates, from the amounts remaining with respect to the Group I Mortgage Loans for that Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-1 Certificates, for that Distribution Date, to the Class A-2, A-3 and A-4 Certificates pro rata, its Accrued Certificate Interest and any Unpaid Interest Shortfalls;

                               (ii) payable from the remaining Interest
                               Remittance Amount for all Groups, to the Class M-1 Certificates, its Accrued Certificate Interest;

                               (iii) payable from the remaining Interest
                               Remittance Amount for all Groups, to the Class M-2 Certificates, its Accrued Certificate Interest;

                               (iv) payable from the remaining Interest
                               Remittance Amount for all Groups, to the Class M-3 Certificates, its Accrued Certificate Interest;

                               (v) payable from the remaining Interest
                               Remittance Amount for all Groups, to the Class B-1 Certificates, its Accrued Certificate Interest;

                               (vi) payable from the remaining Interest
                               Remittance Amount for all Groups, to the Class B-2 Certificates, its Accrued Certificate Interest;

                               (vii) payable from the remaining Interest
                               Remittance Amount for all Groups, to the Class B-3 Certificates, its Accrued Certificate Interest; and

                               (viii) payable from the remaining Interest
                               Remittance Amount for all Groups, to the Class B-4 Certificates, its Accrued Certificate Interest.


PRINCIPAL DISTRIBUTIONS ON     On each Distribution Date (a) prior to the
OFFERED CERTIFICATES AND       Stepdown Date or (b) on which a Trigger Event is
CLASS B-4 CERTIFICATES:        in effect, principal distributions from the
                               Principal Distribution Amount will be allocated as follows:

                               (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                               (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 8
                                      to zero;

                               (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                               (viii) to the Class B-4 Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero.

                               On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                               (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vii)to the Class B-3 Certificates, the lesser of
                                      the remaining Principal Distribution
                                      Amount and the Class B-3 Principal
                                      Distribution Amount, until the Certificate
                                      Principal Balance thereof has been reduced to zero; and

                               (viii) to the Class B-4 Certificates, the lesser
                                      of the remaining Principal Distribution
                                      Amount and the Class B-4 Principal
                                      Distribution Amount, until the Certificate
                                      Principal Balance thereof has been reduced to zero.

                               All principal distributions to the Class A
                               Certificates on any Distribution Date will be allocated between the Class A-1 and the Group II Class A Cerrtificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; however, if the Class Certificate Balances of the Class A Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 9
                               subsequent Distribution Dates, will be
                               distributed to the holders of the Class A certificates in the other Class A Certificate Group, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                               Any principal distributions allocated to the Group II Class A Certificates are required to be distributed first to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                               Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3 and Class A-4 Certificates.

GROUP II CLASS A               Beginning on the first Distribution Date, and for
CERTIFICATES INTEREST          a period of 32 months thereafter, an Interest
RATE CAP:                      Rate Cap will be pledged to the Trust for the
                               benefit of the Class A-2, Class A-3 and Class A-4
                               Certificates.

                               For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and
                               (ii) the Group II Class A Interest Rate Cap
                               Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

GROUP II CLASS A               The Group II Class A Interest Rate Cap Payment
CERTIFICATES INTEREST RATE     shall be available to pay any Basis Risk Carry
CAP PAYMENT ALLOCATION:        Forward Amount due to the Class A-2, Class A-3
                               and Class A-4 Certificates on a pro rata basis.

CLASS M CERTIFICATES           Beginning on the first Distribution Date, and for
INTEREST RATE CAP:             a period of 34 months thereafter, an Interest
                               Rate Cap will be pledged to the Trust for the benefit of the Class M Certificates.

                               For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess if any of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

CLASS M CERTIFICATES           The Class M Interest Rate Cap Payment shall be
INTEREST RATE CAP              available to pay any Basis Risk Carry Forward
PAYMENT ALLOCATION:            Amount due to the Class M-1, Class M-2 and Class
                               M-3 Certificates on a pro rata basis.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 10

CLASS B CERTIFICATES           Beginning on the first Distribution Date, and for
INTEREST RATE CAP:             a period of 34 months thereafter, an Interest
                               Rate Cap will be pledged to the Trust for the benefit of the Class B Certificates.

                               For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess if any of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

CLASS B CERTIFICATES INTEREST  The Class B Interest Rate Cap Payment shall be
RATE CAP PAYMENT ALLOCATION:   available to pay any Basis Risk Carry Forward
ALLOCATION OF NET MONTHLY      Amount due to the Class B-1, Class B-2, Class B-3
EXCESS CASHFLOW:               and Class B-4 Certificates on a pro rata basis.
                               For any Distribution Date, any Net Monthly Excess
                               Cashflow shall be paid as follows:

                               (i)    to the Class M-1 Certificates, their
                                      Unpaid Interest Shortfall;

                               (ii)   to the Class M-1 Certificates, their
                                      realized loss amount reimbursement;

                               (iii)  to the Class M-2 Certificates, their
                                      Unpaid Interest Shortfall;

                               (iv)   to the Class M-2 Certificates, their
                                      realized loss amount reimbursement;

                               (v)    to the Class M-3 Certificates, their
                                      Unpaid Interest Shortfall;

                               (vi)   to the Class M-3 Certificates, their
                                      realized loss amount reimbursement

                               (vii)  to the Class B-1 Certificates, their
                                      Unpaid Interest Shortfall;

                               (viii) to the Class B-1 Certificates, their
                                      realized loss amount reimbursement;

                               (ix)   to the Class B-2 Certificates, their
                                      Unpaid Interest Shortfall;

                               (x)    to the Class B-2 Certificates, their
                                      realized loss amount reimbursement;

                               (xi)   to the Class B-3 Certificates, their
                                      Unpaid Interest Shortfall;

                               (xii)  to the Class B-3 Certificates, their
                                      realized loss amount reimbursement;

                               (xiii) to the Class B-4 Certificates, their
                                      Unpaid Interest Shortfall;

                               (xiv)  to the Class B-4 Certificates, their
                                      realized loss amount reimbursement;

                               (xv) (A) from any available Group II Class A Interest Rate Cap Payments, concurrently to the Class A-2, Class A-3 and Class A-4 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any available Class M Interest Rate Cap Payments, concurrently to the Class M-1, Class M-2 and Class M-3 Certificates up to their respective unpaid Basis Risk Carry Forward Amounts, and (C) from any available Class B Interest Rate Cap Payments, concurrently to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates up to their respective unpaid Basis Risk Carry Forward Amounts.

                               (xvi) pro rata, to the Class A-1, A-2, A-3 and A-4 Certificates, any Basis Risk Carry Forward Amount for such classes remaining unpaid

                               (xvii) sequentially, to the Class M-1, M-2, M-3,
                                      B-1, B-2, B-3 and B-4 Certificates, in
                                      such order, any Basis Risk Carry Forward
                                      Amount for such classes remaining unpaid


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 11

CLASS A, M, AND B BASIS        As to any Distribution Date, the supplemental
RISK CARRY FORWARD AMOUNT:     interest amount for the Class A, M-1, M-2, M-3,
                               B-1, B-2, B-3 and B-4 Certificates equals the sum of:

                               (i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap or the Loan Group I Cap or the Loan Group II Cap, as applicable) over interest due such Certificates at a rate equal to the lesser of (a) the Net WAC Cap and (b) with respect to the Class A Certificates only, the Loan Group I Cap or the Loan Group II Cap, as applicable;

                               (ii) any respective Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                               (iii) interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the Net WAC Cap or the Loan Group I Cap or the Loan Group II Cap, as applicable).

PRE-FUNDING ACCOUNT PAYMENT:   Any funds in the Pre-Funding Accounts not used to
                               purchase additional Mortgage Loans during the Pre-Funding Period will be paid to the related class of Class A Certificates and the other
                               Certificates on a pro rata basis.

INTEREST REMITTANCE AMOUNT:    For any Distribution Date, the portion of
                               available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:  For any Distribution Date and each class of
                               Offered Certificates and Class B-4 Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class share of prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state or local law.

PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the sum of (i) the
                               Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION   On any Distribution Date, the excess of (i) the
AMOUNT:                        aggregate Principal Remittance Amount over (ii)
                               the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:   On any Distribution Date, the sum of (i) all
                               scheduled payments of principal collected or advanced on the Mortgage Loans during the prior
                               Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution
                               Date occurs, (iv) the principal portion of repurchased Mortgage Loans with respect to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:   For any Distribution Date is the amount of funds
                               available for distribution on such Distribution
                               Date remaining after making all payments of interest and principal to the Certificates.

EXTRA PRINCIPAL DISTRIBUTION   For any Distribution Date, the lesser of (i) the
AMOUNT:                        excess of (x) interest collected or advanced on
                               the Mortgage Loans during the related Due Period
                               (less fees and reimbursements owed to the Servicer, the Trustee and FSA), over (y) the sum of interest distribution on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 12

EXCESS SUBORDINATED AMOUNT:    For any Distribution Date, means the excess, if
                               any of (i) the overcollateralization over (ii) the required overcollateralization for such
                               Distribution Date.

CLASS A PRINCIPAL              For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the Certificate Principal Balance
                               of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage
                               Loans as of the last day of the related Due
                               Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,302,846.

CLASS A PRINCIPAL              For any Distribution Date, the percentage
ALLOCATION PERCENTAGE:         equivalent of a fraction, determined as follows:
                               (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                               Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal
                               Remittance Amount for such Distribution Date and
                               (ii) in the case of the Class A-2, Class A-3 and A-4 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                               Mortgage Loans and the denominator of which is
                               (y) the Principal Remittance Amount for such
                               Distribution Date.

CLASS M-1 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the Certificate
                               Principal Balance of the Class A Certificates
                               (after taking into account the payment of the Class A Principal Distribution Amount on such
                               Distribution Date) and (ii) the Certificate
                               Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                               (y) the lesser of (A) the product of (i) approximately 74.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                               $3,302,846.

CLASS M-2 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the Certificate
                               Principal Balance of the Class A Certificates
                               (after taking into account the payment of the Class A Principal Distribution Amount on such
                               Distribution Date), (ii) the Certificate
                               Principal Balance of the Class M-1 Certificates
                               (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                               Distribution Date) and (iii) the Certificate
                               Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                               (y) the lesser of (A) the product of (i) approximately 85.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                               $3,302,846.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 13

CLASS M-3 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the Certificate
                               Principal Balance of the Class A Certificates
                               (after taking into account the payment of the Class A Principal Distribution Amount on such
                               Distribution Date), (ii) the Certificate
                               Principal Balance of the Class M-1 Certificates
                               (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                               Distribution Date), (iii) the Certificate
                               Principal Balance of the Class M-2 Certificates
                               (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                               Distribution Date), and (iv) the Certificate
                               Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over
                               (y) the lesser of (A) the product of (i) approximately 88.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                               $3,302,846.

CLASS B-1 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the Certificate
                               Principal Balance of the Class A Certificates
                               (after taking into account the payment of the Class A Principal Distribution Amount on such
                               Distribution Date), (ii) the Certificate
                               Principal Balance of the Class M-1 Certificates
                               (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                               Distribution Date), (iii) the Certificate
                               Principal Balance of the Class M-2 Certificates
                               (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                               Distribution Date), (iv) the Certificate
                               Principal Balance of the Class M-3 Certificates
                               (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                               Distribution Date), and (v) the Certificate
                               Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
                               (y) the lesser of (A) the product of (i) approximately 91.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                               $3,302,846.

CLASS B-2 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the Certificate
                               Principal Balance of the Class A Certificates
                               (after taking into account the payment of the Class A Principal Distribution Amount on such
                               Distribution Date), (ii) the Certificate
                               Principal Balance of the Class M-1 Certificates
                               (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                               Distribution Date), (iii) the Certificate
                               Principal Balance of the Class M-2 Certificates
                               (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                               Distribution Date), (iv) the Certificate
                               Principal Balance of the Class M-3 Certificates
                               (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                               Distribution Date), (v) the Certificate Principal
                               Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1
                               Principal Distribution Amount on such
                               Distribution Date) and (vi) the Certificate
                               Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 93.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                               $3,302,846.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 14

CLASS B-3 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the Certificate
                               Principal Balance of the Class A Certificates
                               (after taking into account the payment of the Class A Principal Distribution Amount on such
                               Distribution Date), (ii) the Certificate
                               Principal Balance of the Class M-1 Certificates
                               (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                               Distribution Date), (iii) the Certificate
                               Principal Balance of the Class M-2 Certificates
                               (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                               Distribution Date), (iv) the Certificate
                               Principal Balance of the Class M-3 Certificates
                               (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                               Distribution Date), (v) the Certificate Principal
                               Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1
                               Principal Distribution Amount on such
                               Distribution Date), (vi) the Certificate
                               Principal Balance of the Class B-2 Certificates
                               (after taking into account the payment of the Class B-2 Principal Distribution Amount on such
                               Distribution Date) and (vii) the Certificate
                               Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                               $3,302,846.

CLASS B-4 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the Certificate
                               Principal Balance of the Class A Certificates
                               (after taking into account the payment of the Class A Principal Distribution Amount on such
                               Distribution Date), (ii) the Certificate
                               Principal Balance of the Class M-1 Certificates
                               (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                               Distribution Date), (iii) the Certificate
                               Principal Balance of the Class M-2 Certificates
                               (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                               Distribution Date), (iv) the Certificate
                               Principal Balance of the Class M-3 Certificates
                               (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                               Distribution Date), (v) the Certificate Principal
                               Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1
                               Principal Distribution Amount on such
                               Distribution Date), (vi) the Certificate
                               Principal Balance of the Class B-2 Certificates
                               (after taking into account the payment of the Class B-2 Principal Distribution Amount on such
                               Distribution Date), (vii) the Certificate
                               Principal Balance of the Class B-3 Certificates
                               (after taking into account the payment of the Class B-3 Principal Distribution Amount on such
                               Distribution Date) and (viii) the Certificate
                               Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                               $3,302,846.


TRUST TAX STATUS:              REMIC.

ERISA ELIGIBILITY:             Subject to the considerations in the Prospectus,
                               the Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:             It is anticipated that none of the Offered
                               Certificates will be SMMEA eligible.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 15

PROSPECTUS:                    The Offered Certificates are being offered
                               pursuant to a prospectus supplemented by a prospectus supplement (together, the
                               "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                               To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 16

                                                      SENSITIVITY ANALYSIS

-----------------------------------------------------------------------------------------------------------------------------------

                                                                 TO 10% CALL
        ---------------------------------------------------------------------------------------------------------------------------
                 PPC                       50             60            75           100           125           150           175
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                             5.32           4.52          3.65          2.71          2.08          1.58          1.21
  A-1    FIRST PAYMENT DATE         6/25/2004      6/25/2004     6/25/2004     6/25/2004     6/25/2004     6/25/2004     6/25/2004
         EXPECTED FINAL MATURITY    7/25/2019      6/25/2017     1/25/2015     4/25/2012     8/25/2010     6/25/2009     7/25/2008
         WINDOW                       1 - 182        1 - 157       1 - 128        1 - 95        1 - 75        1 - 61        1 - 50
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                             1.95           1.64          1.33          1.00          0.80          0.67           0.57
  A-2    FIRST PAYMENT DATE         6/25/2004      6/25/2004     6/25/2004     6/25/2004     6/25/2004     6/25/2004      6/25/2004
         EXPECTED FINAL MATURITY    7/25/2008     11/25/2007     3/25/2007     6/25/2006     1/25/2006     9/25/2005      7/25/2005
         WINDOW                        1 - 50         1 - 42        1 - 34        1 - 25        1 - 20        1 - 16         1 - 14
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                             6.09           5.12          4.11          3.00          2.20          1.80           1.50
  A-3    FIRST PAYMENT DATE         7/25/2008     11/25/2007     3/25/2007     6/25/2006     1/25/2006     9/25/2005      7/25/2005
         EXPECTED FINAL MATURITY    5/25/2013     12/25/2011     6/25/2010    11/25/2008     3/25/2007     9/25/2006      4/25/2006
         WINDOW                      50 - 108        42 - 91       34 - 73       25 - 54       20 - 34       16 - 28        14 - 23
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                            12.96          11.08          8.97          6.66          5.11          3.59           2.43
  A-4    FIRST PAYMENT DATE         5/25/2013     12/25/2011     6/25/2010    11/25/2008     3/25/2007     9/25/2006      4/25/2006
         EXPECTED FINAL MATURITY    7/25/2019      6/25/2017     1/25/2015     4/25/2012     8/25/2010     6/25/2009      7/25/2008
         WINDOW                     108 - 182       91 - 157      73 - 128       54 - 95       34 - 75       28 - 61        23 - 50
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                            10.19           8.68          7.01          5.30          4.57          4.50           4.16
         FIRST PAYMENT DATE         5/25/2009      7/25/2008     9/25/2007     8/25/2007    11/25/2007     4/25/2008      7/25/2008
  M-1    EXPECTED FINAL MATURITY    7/25/2019      6/25/2017     1/25/2015     4/25/2012     8/25/2010     6/25/2009      7/25/2008
         WINDOW                      60 - 182       50 - 157      40 - 128       39 - 95       42 - 75       47 - 61        50 - 50
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                            10.19           8.68          7.01          5.28          4.42          4.04           4.00
         FIRST PAYMENT DATE         5/25/2009      7/25/2008     9/25/2007     7/25/2007     8/25/2007    10/25/2007     12/25/2007
  M-2    EXPECTED FINAL MATURITY    7/25/2019      6/25/2017     1/25/2015     4/25/2012     8/25/2010     6/25/2009      7/25/2008
         WINDOW                     60 - 182       50 - 157      40 - 128        38 - 95       39 - 75       41 - 61        43 - 50
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                            10.19           8.68          7.01          5.27          4.36          3.89           3.69
         FIRST PAYMENT DATE         5/25/2009      7/25/2008     9/25/2007     6/25/2007     8/25/2007     9/25/2007     11/25/2007
  M-3    EXPECTED FINAL MATURITY    7/25/2019      6/25/2017     1/25/2015     4/25/2012     8/25/2010     6/25/2009      7/25/2008
         WINDOW                      60 - 182       50 - 157      40 - 128       37 - 95       39 - 75       40 - 61        42 - 50
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                            10.19           8.68          7.01          5.26          4.33          3.84           3.59
         FIRST PAYMENT DATE         5/25/2009      7/25/2008     9/25/2007     6/25/2007     7/25/2007     8/25/2007      9/25/2007
  B-1    EXPECTED FINAL MATURITY    7/25/2019      6/25/2017     1/25/2015     4/25/2012     8/25/2010     6/25/2009      7/25/2008
         WINDOW                      60 - 182       50 - 157      40 - 128       37 - 95       38 - 75       39 - 61        40 - 50
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                            10.19           8.68          7.01          5.26          4.33          3.80           3.52
         FIRST PAYMENT DATE         5/25/2009      7/25/2008     9/25/2007     6/25/2007     7/25/2007     7/25/2007      8/25/2007
  B-2    EXPECTED FINAL MATURITY    7/25/2019      6/25/2017     1/25/2015     4/25/2012     8/25/2010     6/25/2009      7/25/2008
         WINDOW                      60 - 182       50 - 157      40 - 128       37 - 95       38 - 75       38 - 61        39 - 50
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                            10.14           8.63          6.97          5.23          4.27          3.75           3.44
         FIRST PAYMENT DATE         5/25/2009      7/25/2008     9/25/2007     6/25/2007     6/25/2007     7/25/2007      7/25/2007
  B-3    EXPECTED FINAL MATURITY    7/25/2019      6/25/2017     1/25/2015     4/25/2012     8/25/2010     6/25/2009      7/25/2008
         WINDOW                      60 - 182       50 - 157      40 - 128       37 - 95       37 - 75       38 - 61        38 - 50
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 17

------------------------------------------------------------------------------------------------------------------------------------

                                                                 TO MATURITY
        ----------------------------------------------------------------------------------------------------------------------------
                 PPC                       50             60            75           100           125           150           175
------------------------------------------------------------------------------------------------------------------------------------
         WAL                              5.68          4.85          3.95          2.95          2.26           1.73          1.23
  A-1    FIRST PAYMENT DATE          6/25/2004     6/25/2004     6/25/2004     6/25/2004     6/25/2004      6/25/2004     6/25/2004
         EXPECTED FINAL MATURITY    10/25/2031    12/25/2029     9/25/2026    10/25/2021     4/25/2018      9/25/2015    10/25/2013
         WINDOW                       1 -  329      1 -  307      1 -  268      1 -  209      1 -  167       1 -  136      1 -  113
------------------------------------------------------------------------------------------------------------------------------------
         WAL                              1.95          1.64          1.33          1.00          0.80           0.67          0.57
  A-2    FIRST PAYMENT DATE          6/25/2004     6/25/2004     6/25/2004     6/25/2004     6/25/2004      6/25/2004     6/25/2004
         EXPECTED FINAL MATURITY     7/25/2008    11/25/2007     3/25/2007     6/25/2006     1/25/2006      9/25/2005     7/25/2005
         WINDOW                        1 -  50       1 -  42       1 -  34       1 -  25       1 -  20        1 -  16       1 -  14
------------------------------------------------------------------------------------------------------------------------------------
         WAL                              6.09          5.12          4.11          3.00          2.20           1.80          1.50
  A-3    FIRST PAYMENT DATE          7/25/2008    11/25/2007     3/25/2007     6/25/2006     1/25/2006      9/25/2005     7/25/2005
         EXPECTED FINAL MATURITY     5/25/2013    12/25/2011     6/25/2010    11/25/2008     3/25/2007      9/25/2006     4/25/2006
         WINDOW                      50 -  108      42 -  91      34 -  73      25 -  54      20 -  34       16 -  28      14 -  23
------------------------------------------------------------------------------------------------------------------------------------
         WAL                             14.65         12.65         10.33          7.74          5.94           4.25          2.45
  A-4    FIRST PAYMENT DATE          5/25/2013    12/25/2011     6/25/2010    11/25/2008     3/25/2007      9/25/2006     4/25/2006
         EXPECTED FINAL MATURITY     9/25/2031    11/25/2029     7/25/2026     8/25/2021     1/25/2018      5/25/2015     6/25/2013
         WINDOW                     108 -  328     91 -  306     73 -  266     54 -  207     34 -  164      28 -  132     23 -  109
------------------------------------------------------------------------------------------------------------------------------------
         WAL                             11.07          9.48          7.71          5.86          5.00           4.85          5.94
  M-1    FIRST PAYMENT DATE          5/25/2009     7/25/2008     9/25/2007     8/25/2007    11/25/2007      4/25/2008    11/25/2008
         EXPECTED FINAL MATURITY     3/25/2029    10/25/2026     4/25/2023    11/25/2018    11/25/2015      9/25/2013     4/25/2013
         WINDOW                      60 -  298     50 -  269     40 -  227     39 -  174     42 -  138      47 -  112     54 -  107
------------------------------------------------------------------------------------------------------------------------------------
         WAL                             10.99          9.40          7.64          5.77          4.80           4.35          4.29
  M-2    FIRST PAYMENT DATE          5/25/2009     7/25/2008     9/25/2007     7/25/2007     8/25/2007     10/25/2007    12/25/2007
         EXPECTED FINAL MATURITY    10/25/2027     3/25/2025    10/25/2021     9/25/2017    11/25/2014     11/25/2012     5/25/2011
         WINDOW                      60 -  281     50 -  250     40 -  209     38 -  160     39 -  126      41 -  102      43 -  84
------------------------------------------------------------------------------------------------------------------------------------
         WAL                             10.88          9.29          7.54          5.68          4.68           4.14          3.91
  M-3    FIRST PAYMENT DATE          5/25/2009     7/25/2008     9/25/2007     6/25/2007     8/25/2007      9/25/2007    11/25/2007
         EXPECTED FINAL MATURITY     5/25/2025     9/25/2022     7/25/2019    11/25/2015     6/25/2013      9/25/2011     6/25/2010
         WINDOW                      60 -  252     50 -  220     40 -  182     37 -  138     39 -  109       40 -  88      42 -  73
------------------------------------------------------------------------------------------------------------------------------------
         WAL                             10.77          9.18          7.45          5.60          4.59           4.05          3.77
  B-1    FIRST PAYMENT DATE          5/25/2009     7/25/2008     9/25/2007     6/25/2007     7/25/2007      8/25/2007     9/25/2007
         EXPECTED FINAL MATURITY     3/25/2024     9/25/2021     9/25/2018     2/25/2015    11/25/2012      3/25/2011     1/25/2010
         WINDOW                      60 -  238     50 -  208     40 -  172     37 -  129     38 -  102       39 -  82      40 -  68
------------------------------------------------------------------------------------------------------------------------------------
         WAL                             10.58          9.01          7.29          5.48          4.49           3.93          3.63
  B-2    FIRST PAYMENT DATE          5/25/2009     7/25/2008     9/25/2007     6/25/2007     7/25/2007      7/25/2007     8/25/2007
         EXPECTED FINAL MATURITY     9/25/2022     3/25/2020     6/25/2017     3/25/2014     1/25/2012      8/25/2010     7/25/2009
         WINDOW                      60 -  220     50 -  190     40 -  157     37 -  118      38 -  92       38 -  75      39 -  62
------------------------------------------------------------------------------------------------------------------------------------
         WAL                             10.22          8.69          7.02          5.27          4.30           3.77          3.47
  B-3    FIRST PAYMENT DATE          5/25/2009     7/25/2008     9/25/2007     6/25/2007     6/25/2007      7/25/2007     7/25/2007
         EXPECTED FINAL MATURITY    11/25/2020     9/25/2018     1/25/2016     1/25/2013     3/25/2011     11/25/2009    12/25/2008
         WINDOW                      60 -  198     50 -  172     40 -  140     37 -  104      37 -  82       38 -  66      38 -  55
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 18

----------------------------------------------------------------   ----------------------------------------------------------------
      TO 10% CALL                                                         TO MATURITY
      ----------------------------------------------------------         ----------------------------------------------------------
                CPR                   20          25         30                    CPR                   20          25         30
----------------------------------------------------------------   ----------------------------------------------------------------
 A-1  WAL                           3.30        2.59       2.06     A-1  WAL                           3.58        2.82       2.25
      FIRST PAYMENT DATE       6/25/2004   6/25/2004  6/25/2004          FIRST PAYMENT DATE       6/25/2004   6/25/2004  6/25/2004
      EXPECTED FINAL MATURITY  2/25/2014   2/25/2012  9/25/2010          EXPECTED FINAL MATURITY  4/25/2025   5/25/2021  7/25/2018
      WINDOW                    1 -  117     1 -  93    1 -  76          WINDOW                    1 -  251    1 -  204   1 -  170
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 A-2  WAL                           1.18        0.94       0.78     A-2  WAL                           1.18        0.94       0.78
      FIRST PAYMENT DATE       6/25/2004   6/25/2004  6/25/2004          FIRST PAYMENT DATE       6/25/2004   6/25/2004  6/25/2004
      EXPECTED FINAL MATURITY  11/25/2006  5/25/2006  1/25/2006          EXPECTED FINAL MATURITY  11/25/2006  5/25/2006  1/25/2006
      WINDOW                     1 -  30     1 -  24    1 -  20          WINDOW                     1 -  30     1 -  24    1 -  20
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 A-3  WAL                           3.74        2.86       2.20     A-3  WAL                           3.74        2.86       2.20
      FIRST PAYMENT DATE       11/25/2006  5/25/2006  1/25/2006          FIRST PAYMENT DATE       11/25/2006  5/25/2006  1/25/2006
      EXPECTED FINAL MATURITY  12/25/2009 10/25/2008  3/25/2007          EXPECTED FINAL MATURITY  12/25/2009 10/25/2008  3/25/2007
      WINDOW                    30 -  67    24 -  53   20 -  34          WINDOW                    30 -  67    24 -  53   20 -  34
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 A-4  WAL                           8.22        6.51       5.20     A-4  WAL                           9.54        7.59       6.09
      FIRST PAYMENT DATE       12/25/2009 10/25/2008  3/25/2007          FIRST PAYMENT DATE       12/25/2009 10/25/2008  3/25/2007
      EXPECTED FINAL MATURITY  2/25/2014   2/25/2012  9/25/2010          EXPECTED FINAL MATURITY  4/25/2025   6/25/2021  7/25/2018
      WINDOW                   67 -  117    53 -  93   34 -  76          WINDOW                   67 -  251   53 -  205  34 -  170
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 M-1  WAL                           6.40        5.19       4.61     M-1  WAL                           7.06        5.73       5.06
      FIRST PAYMENT DATE       6/25/2007   9/25/2007  12/25/2007         FIRST PAYMENT DATE       6/25/2007   9/25/2007  12/25/2007
      EXPECTED FINAL MATURITY  2/25/2014   2/25/2012  9/25/2010          EXPECTED FINAL MATURITY  12/25/2021  7/25/2018  1/25/2016
      WINDOW                   37 -  117    40 -  93   43 -  76          WINDOW                   37 -  211   40 -  170  43 -  140
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 M-2  WAL                           6.40        5.15       4.45     M-2  WAL                           6.99        5.63       4.85
      FIRST PAYMENT DATE       6/25/2007   7/25/2007  8/25/2007          FIRST PAYMENT DATE       6/25/2007   7/25/2007  8/25/2007
      EXPECTED FINAL MATURITY  2/25/2014   2/25/2012  9/25/2010          EXPECTED FINAL MATURITY  7/25/2020   5/25/2017  1/25/2015
      WINDOW                   37 -  117    38 -  93   39 -  76          WINDOW                   37 -  194   38 -  156  39 -  128
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 M-3  WAL                           6.40        5.14       4.39     M-3  WAL                           6.90        5.54       4.72
      FIRST PAYMENT DATE       6/25/2007   7/25/2007  8/25/2007          FIRST PAYMENT DATE       6/25/2007   7/25/2007  8/25/2007
      EXPECTED FINAL MATURITY  2/25/2014   2/25/2012  9/25/2010          EXPECTED FINAL MATURITY  6/25/2018   8/25/2015  8/25/2013
      WINDOW                   37 -  117    38 -  93   39 -  76          WINDOW                   37 -  169   38 -  135  39 -  111
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 B-1  WAL                           6.40        5.13       4.37     B-1  WAL                           6.81        5.46       4.64
      FIRST PAYMENT DATE       6/25/2007   6/25/2007  7/25/2007          FIRST PAYMENT DATE       6/25/2007   6/25/2007  7/25/2007
      EXPECTED FINAL MATURITY  2/25/2014   2/25/2012  9/25/2010          EXPECTED FINAL MATURITY  7/25/2017  11/25/2014  12/25/2012
      WINDOW                   37 -  117    37 -  93   38 -  76          WINDOW                   37 -  158   37 -  126  38 -  103
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 B-2  WAL                           6.40        5.13       4.36     B-2  WAL                           6.67        5.34       4.54
      FIRST PAYMENT DATE       6/25/2007   6/25/2007  7/25/2007          FIRST PAYMENT DATE       6/25/2007   6/25/2007  7/25/2007
      EXPECTED FINAL MATURITY  2/25/2014   2/25/2012  9/25/2010          EXPECTED FINAL MATURITY  5/25/2016  12/25/2013  3/25/2012
      WINDOW                   37 -  117    37 -  93   38 -  76          WINDOW                   37 -  144   37 -  115   38 -  94
----- ------------------------ ---------- ----------- ----------   ----- ------------------------ ---------- ----------- ----------
 B-3  WAL                           6.36        5.09       4.31     B-3  WAL                           6.41        5.13       4.34
      FIRST PAYMENT DATE       6/25/2007   6/25/2007  6/25/2007          FIRST PAYMENT DATE       6/25/2007   6/25/2007  6/25/2007
      EXPECTED FINAL MATURITY  2/25/2014   2/25/2012  9/25/2010          EXPECTED FINAL MATURITY  1/25/2015  11/25/2012  4/25/2011
      WINDOW                   37 -  117    37 -  93   37 -  76          WINDOW                   37 -  128   37 -  102   37 -  83
----------------------------------------------------------------   ----------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 19

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)

-------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %   A-2 CAP %   A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %  M-3 CAP %    B-1 CAP %   B-2 CAP %   B-3 CAP %
------   ---------   ---------   ---------   ---------   ---------   ---------  ---------    ---------   ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
-------------------------------------------------------------------------------------------------------------------------------
   1        (3)          (3)        (3)          (3)        (3)          (3)         (3)          (3)        (3)          (3)
   2        (3)          (3)        (3)          (3)        (3)          (3)         (3)          (3)        (3)          (3)
   3        (3)          (3)        (3)          (3)        (3)          (3)         (3)          (3)        (3)          (3)
   4        6.80        9.27       9.27         9.27       9.15         9.15         9.15        9.15       9.15         9.15
   5        7.02        9.50       9.50         9.50       9.37         9.37         9.37        9.37       9.37         9.37
   6        6.80        9.28       9.28         9.28       9.15         9.15         9.15        9.15       9.15         9.15
   7        7.03        9.51       9.51         9.51       9.37         9.37         9.37        9.37       9.37         9.37
   8        6.81        9.28       9.28         9.28       9.15         9.15         9.15        9.15       9.15         9.15
   9        6.81        9.29       9.29         9.29       9.15         9.15         9.15        9.15       9.15         9.15
   10       7.55       10.03      10.03        10.03       9.87         9.87         9.87        9.87       9.87         9.87
   11       6.82        9.30       9.30         9.30       9.15         9.15         9.15        9.15       9.15         9.15
   12       7.05        9.53       9.53         9.53       9.37         9.37         9.37        9.37       9.37         9.37
   13       6.83        9.31       9.31         9.31       9.15         9.15         9.15        9.15       9.15         9.15
   14       7.06        9.54       9.54         9.54       9.38         9.38         9.38        9.38       9.38         9.38
   15       6.84        9.32       9.32         9.32       9.15         9.15         9.15        9.15       9.15         9.15
   16       6.84        9.32       9.32         9.32       9.15         9.15         9.15        9.15       9.15         9.15
   17       7.08        9.56       9.56         9.56       9.38         9.38         9.38        9.38       9.38         9.38
   18       6.86        9.33       9.33         9.33       9.15         9.15         9.15        9.15       9.15         9.15
   19       7.09        9.57       9.57         9.57       9.38         9.38         9.38        9.38       9.38         9.38
   20       6.87        9.35       9.35         9.35       9.15         9.15         9.15        9.15       9.15         9.15
   21       6.87        9.35       9.35         9.35       9.15         9.15         9.15        9.15       9.15         9.15
   22       9.00       10.36      10.36        10.36      10.08        10.08        10.08       10.08      10.08        10.08
   23       8.27        9.61       9.61         9.61       9.35         9.35         9.35        9.35       9.35         9.35
   24       8.67       10.02      10.02        10.02       9.73         9.73         9.73        9.73       9.73         9.73
   25       8.51        9.86       9.86         9.86       9.57         9.57         9.57        9.57       9.57         9.57
   26       8.81          -       10.16        10.16       9.85         9.85         9.85        9.85       9.85         9.85
   27       8.53          -        9.88         9.88       9.57         9.57         9.57        9.57       9.57         9.57
   28       9.17          -       10.17        10.17       9.82         9.82         9.82        9.82       9.82         9.82
   29       9.56          -       10.56        10.56      10.19        10.19        10.19       10.19      10.19        10.19
   30       9.32          -       10.32        10.32       9.94         9.94         9.94        9.94       9.94         9.94
   31       9.70          -       10.70        10.70      10.30        10.30        10.30       10.30      10.30        10.30
   32       9.40          -       10.40        10.40      10.00        10.00        10.00       10.00      10.00        10.00
   33       9.54          -       10.54        10.54      10.11        10.11        10.11       10.11      10.11        10.11
   34      11.30          -       11.43        11.43      11.09        11.09        11.09       11.09      11.09        11.09
   35      10.31          -       10.43        10.43      10.12        10.12        10.12       10.12      10.12        10.12
   36      10.75          -       10.87        10.87      10.32        10.32        10.32       10.32      10.32        10.32
   37      20.19          -       20.30        20.30      10.04        10.04        10.04       10.04      10.04        10.04
   38      12.00          -       12.12        12.12      10.38        10.38        10.38       10.38      10.38        10.38

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 20

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)


-------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %   A-2 CAP %   A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %  M-3 CAP %    B-1 CAP %   B-2 CAP %   B-3 CAP %
------   ---------   ---------   ---------   ---------   ---------   ---------  ---------    ---------   ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
-------------------------------------------------------------------------------------------------------------------------------
   39      11.63          -       11.75        11.75      10.11        10.11        10.11       10.11      10.11        10.11
   40      12.23          -       12.35        12.35      10.72        10.72        10.72       10.72      10.72        10.72
   41      12.68          -       12.80        12.80      11.15        11.15        11.15       11.15      11.15        11.15
   42      12.31          -       12.44        12.44      10.85        10.85        10.85       10.85      10.85        10.85
   43      12.78          -       12.91        12.91      11.27        11.27        11.27       11.27      11.27        11.27
   44      12.37          -       12.50        12.50      10.91        10.91        10.91       10.91      10.91        10.91
   45      12.43          -       12.56        12.56      10.97        10.97        10.97       10.97      10.97        10.97
   46      13.70          -       13.85        13.85      12.12        12.12        12.12       12.12      12.12        12.12
   47      12.87          -       13.01        13.01      11.39        11.39        11.39       11.39      11.39        11.39
   48      13.34          -       13.49        13.49      11.81        11.81        11.81       11.81      11.81        11.81
   49      12.94          -       13.09        13.09      11.46        11.46        11.46       11.46      11.46        11.46
   50      13.37          -       13.52        13.52      11.84        11.84        11.84       11.84      11.84        11.84
   51      13.00          -       13.15        13.15      11.52        11.52        11.52       11.52      11.52        11.52
   52      13.01          -       13.17        13.17      11.54        11.54        11.54       11.54      11.54        11.54
   53      13.46          -       13.62        13.62      11.93        11.93        11.93       11.93      11.93        11.93
   54      13.03          -       13.18        13.18      11.55        11.55        11.55       11.55      11.55        11.55
   55      13.46          -       13.62        13.62      11.93        11.93        11.93       11.93      11.93        11.93
   56      13.03          -         -          13.18      11.55        11.55        11.55       11.55      11.55        11.55
   57      13.10          -         -          13.26      11.62        11.62        11.62       11.62      11.62        11.62
   58      14.52          -         -          14.69      12.88        12.88        12.88       12.88      12.88        12.88
   59      13.12          -         -          13.28      11.64        11.64        11.64       11.64      11.64        11.64
   60      13.57          -         -          13.73      12.03        12.03        12.03       12.03      12.03        12.03
   61      13.13          -         -          13.28      11.64        11.64        11.64       11.64      11.64        11.64
   62      13.57          -         -          13.72      12.03        12.03        12.03       12.03      12.03        12.03
   63      13.15          -         -          13.30      11.66        11.66        11.66       11.66      11.66        11.66
   64      13.15          -         -          13.30      11.66        11.66        11.66       11.66      11.66        11.66
   65      13.59          -         -          13.75      12.05        12.05        12.05       12.05      12.05        12.05
   66      13.15          -         -          13.30      11.66        11.66        11.66       11.66      11.66        11.66
   67      13.59          -         -          13.75      12.05        12.05        12.05       12.05      12.05        12.05
   68      12.91          -         -          13.06      11.66        11.66        11.66       11.66      11.66        11.66
   69      12.04          -         -          12.19      11.66        11.66        11.66       11.66      11.66        11.66
   70      13.34          -         -          13.51      12.91        12.91        12.91       12.91      12.91        12.91
   71      12.06          -         -          12.21      11.66        11.66        11.66       11.66      11.66        11.66
   72      12.47          -         -          12.63      12.05        12.05        12.05       12.05      12.05        12.05
   73      12.08          -         -          12.23      11.66        11.66        11.66       11.66      11.66        11.66
   74      12.50          -         -          12.65      12.05        12.05        12.05       12.05      12.05        12.05
   75      12.11          -         -          12.26      11.66        11.66        11.66       11.66      11.66        11.66
   76      12.12          -         -          12.28      11.66        11.66        11.66       11.66      11.66        11.66


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 21

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)


-------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %   A-2 CAP %   A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %  M-3 CAP %    B-1 CAP %   B-2 CAP %   B-3 CAP %
------   ---------   ---------   ---------   ---------   ---------   ---------  ---------    ---------   ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
-------------------------------------------------------------------------------------------------------------------------------
   77      12.54          -         -          12.70      12.05        12.05        12.05       12.05      12.05        12.05
   78      12.15          -         -          12.30      11.66        11.66        11.66       11.66      11.66        11.66
   79      12.57          -         -          12.73      12.05        12.05        12.05       12.05      12.05        12.05
   80      12.18          -         -          12.33      11.66        11.66        11.66       11.66      11.66        11.66
   81      12.19          -         -          12.35      11.66        11.66        11.66       11.66      11.66        11.66
   82      13.52          -         -          13.68      12.91        12.91        12.91       12.91      12.91        12.91
   83      12.22          -         -          12.38      11.66        11.66        11.66       11.66      11.66        11.66
   84      12.65          -         -          12.80      12.05        12.05        12.05       12.05      12.05        12.05
   85      12.25          -         -          12.41      11.66        11.66        11.66       11.66      11.66        11.66
   86      12.68          -         -          12.84      12.04        12.04        12.04       12.04      12.04        12.04
   87      12.29          -         -          12.44      11.65        11.65        11.65       11.65      11.65        11.65
   88      12.30          -         -          12.46      11.65        11.65        11.65       11.65      11.65        11.65
   89      12.73          -         -          12.89      12.04        12.04        12.04       12.04      12.04        12.04
   90      12.34          -         -          12.49      11.65        11.65        11.65       11.65      11.65        11.65
   91      12.77          -         -          12.93      12.04        12.04        12.04       12.04      12.04        12.04
   92      12.38          -         -          12.53      11.65        11.65        11.65       11.65      11.65        11.65
   93      12.39          -         -          12.55      11.65        11.65        11.65       11.65      11.65        11.65
   94      13.27          -         -          13.43      12.45        12.45        12.45       12.45      12.45        12.45
   95      12.43          -         -          12.59      11.65        11.65        11.65       11.65      11.65        11.65
   96      12.87          -         -          13.03      12.03        12.03        12.03       12.03      12.03        12.03
   97      12.48          -         -          12.63      11.64        11.64        11.64       11.64      11.64        11.64
   98      12.92          -         -          13.07      12.03        12.03        12.03       12.03      12.03        12.03
   99      12.52          -         -          12.67      11.64        11.64        11.64       11.64      11.64        11.64
  100      12.54          -         -          12.70      11.64        11.64        11.64       11.64      11.64        11.64
  101      12.99          -         -          13.15      12.03        12.03        12.03       12.03      12.03        12.03
  102      12.59          -         -          12.75      11.64        11.64        11.64       11.64      11.64        11.64
  103      13.04          -         -          13.20      12.03        12.03        12.03       12.03      12.03        12.03
  104      12.64          -         -          12.80      11.64        11.64        11.64       11.64      11.64        11.64
  105      12.67          -         -          12.82      11.64        11.64        11.64       11.64      11.64        11.64
  106      14.06          -         -          14.23      12.88        12.88        12.88       12.88      12.88        12.88
  107      12.72          -         -          12.88      11.64        11.64        11.64       11.64      11.64          -
  108      13.18          -         -          13.34      12.02        12.02        12.02       12.02      12.02          -
  109      12.78          -         -          12.94      11.63        11.63        11.63       11.63      11.63          -
  110      13.24          -         -          13.40      12.02        12.02        12.02       12.02      12.02          -
  111      12.84          -         -          13.00      11.63        11.63        11.63       11.63      11.63          -
  112      12.88          -         -          13.03      11.63        11.63        11.63       11.63      11.63          -
  113      13.34          -         -          13.50      12.02        12.02        12.02       12.02      12.02          -
  114      12.94          -         -          13.09      11.63        11.63        11.63       11.63      11.63          -


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)



-------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %   A-2 CAP %   A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %  M-3 CAP %    B-1 CAP %   B-2 CAP %   B-3 CAP %
------   ---------   ---------   ---------   ---------   ---------   ---------  ---------    ---------   ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
-------------------------------------------------------------------------------------------------------------------------------
  115      13.41          -         -          13.57      12.02        12.02        12.02       12.02      12.02          -
  116      13.01          -         -          13.16      11.63        11.63        11.63       11.63      11.63          -
  117      13.05          -         -          13.20      11.63        11.63        11.63       11.63      11.63          -
  118      14.48          -         -          14.65      12.87        12.87        12.87       12.87      12.87          -
  119      13.12          -         -          13.27      11.63        11.63        11.63       11.63      11.63          -
  120      13.60          -         -          13.76      12.01        12.01        12.01       12.01      12.01          -
  121      13.20          -         -          13.35      11.63        11.63        11.63       11.63        -            -
  122      13.68          -         -          13.84      12.01        12.01        12.01       12.01        -            -
  123      13.28          -         -          13.43      11.62        11.62        11.62       11.62        -            -
  124      13.33          -         -          13.48      11.62        11.62        11.62       11.62        -            -
  125      13.82          -         -          13.97      12.01        12.01        12.01       12.01        -            -
  126      13.42          -         -          13.57      11.62        11.62        11.62       11.62        -            -
  127      13.91          -         -          14.07      12.01        12.01        12.01       12.01        -            -
  128      13.51          -         -          13.66      11.62        11.62        11.62       11.62        -            -
  129      13.56          -         -          13.71      11.62        11.62        11.62       11.62        -            -
  130      15.07          -         -          15.24      12.87        12.87        12.87       12.87        -            -
  131      13.66          -         -          13.81      11.62        11.62        11.62       11.62        -            -
  132      14.17          -         -          14.33      12.01        12.01        12.01       12.01        -            -
  133      13.77          -         -          13.92      11.62        11.62        11.62         -          -            -
  134      14.28          -         -          14.44      12.01        12.01        12.01         -          -            -
  135      13.88          -         -          14.03      11.62        11.62        11.62         -          -            -
  136      13.94          -         -          14.09      11.62        11.62        11.62         -          -            -
  137      14.47          -         -          14.62      12.00        12.00        12.00         -          -            -
  138      14.06          -         -          14.21      11.62        11.62        11.62         -          -            -
  139      14.60          -         -          14.75      12.00        12.00        12.00         -          -            -
  140      14.19          -         -          14.34      11.61        11.61        11.61         -          -            -
  141      14.26          -         -          14.41      11.61        11.61        11.61         -          -            -
  142      15.31          -         -          15.48      12.42        12.42          -           -          -            -
  143      14.40          -         -          14.55      11.61        11.61          -           -          -            -
  144      14.95          -         -          15.11      12.00        12.00          -           -          -            -
  145      14.54          -         -          14.69      11.61        11.61          -           -          -            -
  146      15.11          -         -          15.26      12.00        12.00          -           -          -            -
  147      14.70          -         -          14.85      11.61        11.61          -           -          -            -
  148      14.78          -         -          14.93      11.61        11.61          -           -          -            -
  149      15.35          -         -          15.51      12.00        12.00          -           -          -            -
  150      14.94          -         -          15.09      11.61        11.61          -           -          -            -
  151      15.53          -         -          15.69      12.00        12.00          -           -          -            -
  152      15.12          -         -          15.27      11.61        11.61          -           -          -            -


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 23

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)


-------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %   A-2 CAP %   A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %  M-3 CAP %    B-1 CAP %   B-2 CAP %   B-3 CAP %
------   ---------   ---------   ---------   ---------   ---------   ---------  ---------    ---------   ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
-------------------------------------------------------------------------------------------------------------------------------

  153      15.21          -         -          15.36      11.61        11.61          -           -          -            -
  154      16.94          -         -          17.11      12.85        12.85          -           -          -            -
  155      15.40          -         -          15.55      11.61        11.61          -           -          -            -
  156      16.02          -         -          16.17      12.00        12.00          -           -          -            -
  157      15.60          -         -          15.75      11.61        11.61          -           -          -            -
  158      16.23          -         -          16.38      12.00        12.00          -           -          -            -
  159      15.81          -         -          15.96      11.61        11.61          -           -          -            -
  160      15.92          -         -          16.07      11.61        11.61          -           -          -            -
  161      16.57          -         -          16.72      12.00        12.00          -           -          -            -
  162      16.15          -         -          16.30      11.61        11.61          -           -          -            -
  163      16.81          -         -          16.96      12.00        12.00          -           -          -            -
  164      16.39          -         -          16.54      11.61          -            -           -          -            -
  165      16.51          -         -          16.66      11.61          -            -           -          -            -
  166      18.43          -         -          18.59      12.85          -            -           -          -            -
  167      16.77          -         -          16.92      11.61          -            -           -          -            -
  168      17.47          -         -          17.63      11.99          -            -           -          -            -
  169      17.05          -         -          17.20      11.61          -            -           -          -            -
  170      17.76          -         -          17.92      11.99          -            -           -          -            -
  171      17.34          -         -          17.49      11.61          -            -           -          -            -
  172      17.49          -         -          17.64      11.61          -            -           -          -            -
  173      18.23          -         -          18.38      11.99          -            -           -          -            -
  174      17.80          -         -          17.95      11.61          -            -           -          -            -
  175      18.56          -         -          18.72      12.00          -            -           -          -            -
  176      18.13          -         -          18.28      11.61          -            -           -          -            -
  177      18.33          -         -          18.47      11.61          -            -           -          -            -
  178      20.67          -         -          20.83      12.89          -            -           -          -            -
  179      18.99          -         -          19.14        -            -            -           -          -            -
  180      19.98          -         -          20.14        -            -            -           -          -            -
  181      19.70          -         -          19.85        -            -            -           -          -            -
  182      20.74          -         -          20.89        -            -            -           -          -            -
  183      20.46          -         -          20.61        -            -            -           -          -            -
  184      20.88          -         -          21.03        -            -            -           -          -            -
  185      22.03          -         -          22.19        -            -            -           -          -            -
  186      21.80          -         -          21.95        -            -            -           -          -            -
  187      23.05          -         -          23.21        -            -            -           -          -            -
  188      22.86          -         -          23.01        -            -            -           -          -            -
  189      23.46          -         -          23.61        -            -            -           -          -            -
  190      25.77          -         -          25.93        -            -            -           -          -            -


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 24

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)


-------------------------------------------------------------------------------------------------------------------------------
PERIOD   A-1 CAP %   A-2 CAP %   A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %  M-3 CAP %    B-1 CAP %   B-2 CAP %   B-3 CAP %
------   ---------   ---------   ---------   ---------   ---------   ---------  ---------    ---------   ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
-------------------------------------------------------------------------------------------------------------------------------
  191      24.81          -         -          24.96        -            -            -           -          -            -
  192      26.43          -         -          26.58        -            -            -           -          -            -
  193      26.41          -         -          26.56        -            -            -           -          -            -
  194      28.24          -         -          28.39        -            -            -           -          -            -
  195      28.34          -         -          28.49        -            -            -           -          -            -
  196      29.46          -         -          29.61        -            -            -           -          -            -
  197      31.73          -         -          31.89        -            -            -           -          -            -
  198      32.11          -         -          32.26        -            -            -           -          -            -
  199      34.81          -         -          34.96        -            -            -           -          -            -
  200      35.47          -         -          35.62        -            -            -           -          -            -
  201      37.52          -         -          37.67        -            -            -           -          -            -
  202      44.16          -         -          44.32        -            -            -           -          -            -
  203      42.65          -         -          42.80        -            -            -           -          -            -
  204      47.45          -         -          47.60        -            -            -           -          -            -
  205      49.84          -         -          49.99        -            -            -           -          -            -
  206      56.46          -         -          56.62        -            -            -           -          -            -
  207      60.65          -         -          60.80        -            -            -           -          -            -
  208      68.37          -         -          68.52        -            -            -           -          -            -
  209      81.29          -         -          81.44        -            -            -           -          -            -
  210      93.07          -         -          93.22        -            -            -           -          -            -
  211     118.48          -         -         118.64        -            -            -           -          -            -
  212     150.56          -         -         150.71        -            -            -           -          -            -
  213     222.03          -         -            -          -            -            -           -          -            -
  214     480.15          -         -            -          -            -            -           -          -            -
  215        *            -         -            -          -            -            -           -          -            -


* In period 215, the Class A-1 has an approximate balance of $1,746 and is paid approximately $118,521 in interest


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 25

                                                 INTEREST RATE CAP SCHEDULES

                 Group II Class A
            Certificates Interest Rate                  Class M Certificates                     Class B Certificates
               Cap Notional Balance                      Interest Rate Cap                         Interest Rate Cap
         -------------------------------          -------------------------------           ------------------------------
                         Strike  Ceiling                          Strike  Ceiling                          Strike  Ceiling
         Balance  ($)      (%)     (%)            Balance  ($)     (%)      (%)             Balance  ($)     (%)     (%)
      1  233,321,000.00   6.60    9.00         1  86,535,000.00    5.85    8.25          1  30,716,000.00   4.00    6.40
      2  228,416,728.95   6.60    9.00         2  86,535,000.00    5.85    8.25          2  30,716,000.00   4.00    6.40
      3  223,168,240.31   6.60    9.00         3  86,535,000.00    5.85    8.25          3  30,716,000.00   4.00    6.40
      4  217,578,418.19   6.60    9.00         4  86,535,000.00    5.85    8.25          4  30,716,000.00   4.00    6.40
      5  211,649,798.71   6.60    9.00         5  86,535,000.00    5.85    8.25          5  30,716,000.00   4.00    6.40
      6  205,786,938.24   6.60    9.00         6  86,535,000.00    5.85    8.25          6  30,716,000.00   4.00    6.40
      7  199,987,857.44   6.60    9.00         7  86,535,000.00    5.85    8.25          7  30,716,000.00   4.00    6.40
      8  194,250,922.17   6.60    9.00         8  86,535,000.00    5.85    8.25          8  30,716,000.00   4.00    6.40
      9  188,574,839.46   6.60    9.00         9  86,535,000.00    5.85    8.25          9  30,716,000.00   4.00    6.40
     10  182,958,651.88   6.60    9.00        10  86,535,000.00    5.85    8.25         10  30,716,000.00   4.00    6.40
     11  177,401,730.01   6.60    9.00        11  86,535,000.00    5.85    8.25         11  30,716,000.00   4.00    6.40
     12  171,910,134.66   6.60    9.00        12  86,535,000.00    5.85    8.25         12  30,716,000.00   4.00    6.40
     13  166,486,588.21   6.60    9.00        13  86,535,000.00    5.85    8.25         13  30,716,000.00   4.00    6.40
     14  161,178,010.87   6.60    9.00        14  86,535,000.00    5.85    8.25         14  30,716,000.00   4.00    6.40
     15  155,987,669.53   6.60    9.00        15  86,535,000.00    5.85    8.25         15  30,716,000.00   4.00    6.40
     16  150,917,049.10   6.60    9.00        16  86,535,000.00    5.85    8.25         16  30,716,000.00   4.00    6.40
     17  145,967,306.56   6.60    9.00        17  86,535,000.00    5.85    8.25         17  30,716,000.00   4.00    6.40
     18  141,135,672.34   6.60    9.00        18  86,535,000.00    5.85    8.25         18  30,716,000.00   4.00    6.40
     19  136,419,344.01   6.60    9.00        19  86,535,000.00    5.85    8.25         19  30,716,000.00   4.00    6.40
     20  131,815,585.34   6.60    9.00        20  86,535,000.00    5.85    8.25         20  30,716,000.00   4.00    6.40
     21  127,321,724.82   6.60    9.00        21  86,535,000.00    5.85    8.25         21  30,716,000.00   4.00    6.40
     22  122,935,154.11   8.20    9.45        22  86,535,000.00    7.35    8.60         22  30,716,000.00   5.50    6.75
     23  118,653,122.56   8.20    9.45        23  86,535,000.00    7.35    8.60         23  30,716,000.00   5.50    6.75
     24  114,471,368.66   8.20    9.45        24  86,535,000.00    7.35    8.60         24  30,716,000.00   5.50    6.75
     25  110,389,149.57   8.20    9.45        25  86,535,000.00    7.35    8.60         25  30,716,000.00   5.50    6.75
     26  106,404,297.89   8.20    9.45        26  86,535,000.00    7.35    8.60         26  30,716,000.00   5.50    6.75
     27  102,514,520.98   8.20    9.45        27  86,535,000.00    7.35    8.60         27  30,716,000.00   5.50    6.75
     28  98,717,724.89    9.15   10.05        28  86,535,000.00    8.15    9.05         28  30,716,000.00   6.30    7.20
     29  95,011,717.71    9.15   10.05        29  86,535,000.00    8.15    9.05         29  30,716,000.00   6.30    7.20
     30  91,394,342.15    9.15   10.05        30  86,535,000.00    8.15    9.05         30  30,716,000.00   6.30    7.20
     31  87,863,491.97    9.15   10.05        31  86,535,000.00    8.15    9.05         31  30,716,000.00   6.30    7.20
     32  84,417,110.79    9.15   10.05        32  86,535,000.00    8.15    9.05         32  30,716,000.00   6.30    7.20
     33  81,053,190.90    9.15   10.05        33  86,535,000.00    8.15    9.05         33  30,716,000.00   6.30    7.20
                                              34  86,535,000.00    8.95    9.15         34  30,716,000.00   7.10    7.30
                                              35  86,535,000.00    8.95    9.15         35  30,716,000.00   7.10    7.30

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 26

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004


                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                     AGGREGATE     AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                                       CUT-OFF       CUT-OFF      AVERAGE       AVERAGE      AVERAGE
                                        NUMBER OF         DATE          DATE        GROSS     REMAINING     ORIGINAL      WEIGHTED
                                         MORTGAGE    PRINCIPAL     PRINCIPAL     INTEREST          TERM     COMBINED       AVERAGE
PRODUCT TYPES                               LOANS  BALANCE ($)       BALANCE     RATE (%)      (MONTHS)      LTV (%)    FICO SCORE
-------------                               -----  -----------       -------     --------      --------      -------    ----------
Fixed - 10 Year                                 2      115,775          0.02        8.955           116        49.27           676
Fixed - 15 Year                                54    4,969,278          0.94        7.540           177        74.99           616
Fixed - 20 Year                                63    4,365,059          0.82        8.767           237        84.07           637
Fixed - 25 Year                                 3      165,799          0.03       10.160           298        76.21           544
Fixed - 30 Year                               515   82,193,174         15.50        7.138           357        78.32           638
Fixed Balloon - 15/30                         191    8,661,792          1.63       10.604           177        97.76           663
ARM - 6 Month                                   1      236,533          0.04        7.750           359        90.00           601
ARM - 2 Year/6 Month                        2,136  358,011,546         67.52        7.561           357        81.02           605
ARM - 3 Year/6 Month                          219   40,693,784          7.67        7.214           356        79.72           621
ARM - 5 Year/6 Month                           18    3,805,283          0.72        7.088           356        82.44           651
Interest Only -ARM- 2 Year/6 Mo LIBOR          79   20,391,833          3.85        6.927           357        83.14           666
Interest Only -ARM- 3 Year/6 Mo LIBOR          24    6,468,151          1.22        6.900           357        84.32           675
Interest Only - Fixed - 30 Year                 1      146,320          0.03        8.450           356       100.00           663
-------------------------------------- ----------- ------------ ------------- ------------ ------------- ------------ -------------
TOTAL:                                      3,306  530,224,328        100.00        7.494           351        80.87           616
-------------------------------------- ----------- ------------ ------------- ------------ ------------- ------------ -------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 27

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL  WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED  AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)  FICO SCORE
----------                                  -----   -----------      -------      --------     --------       -------  ----------
Encore                                        849   159,128,101        30.01         7.245          354        78.11          599
BNC                                           424    82,518,958        15.56         7.283          353        82.12          617
Home Owners                                   408    49,658,333         9.37         8.622          352        82.98          594
Lenders Direct                                372    45,684,616         8.62         7.543          340        84.86          637
Chapel                                        240    43,057,841         8.12         7.739          348        81.54          643
Impac                                         210    37,292,084         7.03         7.295          356        79.85          610
CIT                                           262    34,591,306         6.52         6.839          356        80.63          634
First Banc                                    216    29,533,142         5.57         7.791          341        82.86          646
Peoples Choice                                133    19,811,513         3.74         7.755          355        81.84          624
Master Financial                               53     7,583,593         1.43         7.432          345        80.66          650
Oakmont                                        48     7,362,097         1.39         8.092          353        80.50          583
Aames                                          30     4,571,182         0.86         7.543          343        81.14          604
Accredited                                     26     4,381,828         0.83         7.161          341        78.45          626
SIB                                            27     4,186,857         0.79         7.714          349        80.71          610
FGMC                                            8       862,878         0.16         8.160          336        87.22          687
------------------------------------- ------------ ------------- ------------ ------------- ------------ ------------ ------------
TOTAL:                                      3,306   530,224,328       100.00         7.494          351        80.87          616
------------------------------------- ------------ ------------- ------------ ------------- ------------ ------------ ------------


                                                              % OF
                                                          MORTGAGE
                                                           POOL BY
                                          AGGREGATE      AGGREGATE        WEIGHTED         WEIGHTED      WEIGHTED
                                            CUT-OFF        CUT-OFF         AVERAGE          AVERAGE       AVERAGE
                          NUMBER OF            DATE           DATE           GROSS        REMAINING      ORIGINAL      WEIGHTED
                           MORTGAGE       PRINCIPAL      PRINCIPAL        INTEREST             TERM      COMBINED      AVERAGE
LIEN POSITION                 LOANS     BALANCE ($)        BALANCE        RATE (%)         (MONTHS)       LTV (%)      FICO SCORE
-------------                 -----     -----------        -------        --------         --------       -------      ----------
1st Lien                      3,012    516,667,177           97.44           7.411             355           80.40            615
2nd Lien                        294     13,557,152            2.56          10.625             225           98.89            661
-------------------- --------------- -------------- --------------- --------------- --------------- --------------- --------------
TOTAL:                        3,306    530,224,328          100.00           7.494             351           80.87            616
-------------------- --------------- -------------- --------------- --------------- --------------- --------------- --------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 28

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                              % OF
                                                          MORTGAGE
                                                           POOL BY
                                          AGGREGATE      AGGREGATE        WEIGHTED         WEIGHTED      WEIGHTED
                                            CUT-OFF        CUT-OFF         AVERAGE          AVERAGE       AVERAGE
                          NUMBER OF            DATE           DATE           GROSS        REMAINING      ORIGINAL      WEIGHTED
RANGE OF GROSS             MORTGAGE       PRINCIPAL      PRINCIPAL        INTEREST             TERM      COMBINED      AVERAGE
INTEREST RATE(%)              LOANS     BALANCE ($)        BALANCE        RATE (%)         (MONTHS)       LTV (%)      FICO SCORE
----------------              -----     -----------        -------        --------         --------       -------      ----------
4.000 - 4.999                     1        179,347            0.03           4.990             357          80.00            674
5.000 - 5.999                   234     53,616,743           10.11           5.741             354          76.40            664
6.000 - 6.999                   796    158,699,730           29.93           6.625             355          79.73            638
7.000 - 7.999                   977    175,116,902           33.03           7.537             355          81.54            610
8.000 - 8.999                   592     85,987,046           16.22           8.513             354          82.20            579
9.000 - 9.999                   405     39,731,453            7.49           9.515             341          82.47            572
10.000 - 10.999                 179     11,943,395            2.25          10.513             298          86.27            595
11.000 - 11.999                  92      3,896,608            0.73          11.470             239          92.76            629
12.000 - 12.999                  24        890,979            0.17          12.312             239          96.41            612
13.000 - 13.999                   6        162,126            0.03          13.147             190         100.00            631
-------------------- --------------- -------------- --------------- --------------- --------------- -------------- --------------
TOTAL:                        3,306    530,224,328          100.00           7.494             351          80.87            616
-------------------- --------------- -------------- --------------- --------------- --------------- -------------- --------------

Minimum: 4.990%
Maximum: 13.500%
Weighted Average: 7.494%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 29

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                    % OF
                                                                MORTGAGE
                                                                 POOL BY
                                                 AGGREGATE     AGGREGATE       WEIGHTED      WEIGHTED      WEIGHTED
                                                   CUT-OFF       CUT-OFF        AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF          DATE          DATE          GROSS     REMAINING      ORIGINAL      WEIGHTED
RANGE OF CUT-OFF DATE               MORTGAGE     PRINCIPAL     PRINCIPAL       INTEREST          TERM      COMBINED      AVERAGE
PRINCIPAL BALANCE($)                   LOANS   BALANCE ($)       BALANCE       RATE (%)      (MONTHS)       LTV (%)      FICO SCORE
---------------------                  -----   -----------       -------       --------      --------       -------      ----------
0.01 - 25,000.00                          62     1,238,748          0.23         11.123           214         95.63           642
25,000.01 - 50,000.00                    266    10,311,729          1.94          9.715           289         87.41           626
50,000.01 - 75,000.00                    427    26,958,311          5.08          8.764           324         82.36           606
75,000.01 - 100,000.00                   402    35,510,471          6.70          8.069           345         79.59           606
100,000.01 - 125,000.00                  366    41,199,199          7.77          7.710           354         80.16           611
125,000.01 - 150,000.00                  334    46,037,476          8.68          7.632           353         78.97           605
150,000.01 - 175,000.00                  259    42,039,803          7.93          7.553           355         80.04           611
175,000.01 - 200,000.00                  271    50,801,875          9.58          7.407           354         81.24           610
200,000.01 - 225,000.00                  196    41,800,977          7.88          7.354           356         79.34           608
225,000.01 - 250,000.00                  137    32,540,822          6.14          7.302           356         80.31           606
250,000.01 - 275,000.00                  127    33,313,966          6.28          7.162           356         80.18           619
275,000.01 - 300,000.00                  108    30,931,156          5.83          7.132           355         81.48           630
300,000.01 - 325,000.00                   60    18,720,135          3.53          6.885           358         81.89           633
325,000.01 - 350,000.00                   65    21,868,557          4.12          7.323           357         82.70           610
350,000.01 - 375,000.00                   58    21,048,406          3.97          6.861           357         81.95           632
375,000.01 - 400,000.00                   48    18,703,771          3.53          7.278           357         83.05           620
400,000.01 - 425,000.00                   27    11,162,360          2.11          6.721           357         83.71           646
425,000.01 - 450,000.00                   28    12,240,654          2.31          7.130           357         83.59           639
450,000.01 - 475,000.00                   16     7,401,748          1.40          7.024           357         80.23           642
475,000.01 - 500,000.00                   19     9,369,887          1.77          6.913           356         80.87           635
500,000.01 - 525,000.00                   10     5,132,481          0.97          6.982           339         80.48           637
525,000.01 - 550,000.00                    7     3,790,642          0.71          6.870           356         83.99           666
550,000.01 - 575,000.00                    1       551,725          0.10          7.800           358         85.00           689
575,000.01 - 600,000.00                    5     2,926,390          0.55          7.126           357         77.49           613
600,000.01 >=                              7     4,623,039          0.87          7.314           356         71.39           595
------------------------------ -------------- ------------- ------------- -------------- ------------- ------------- -------------
TOTAL:                                 3,306   530,224,328        100.00          7.494           351         80.87           616
------------------------------ -------------- ------------- ------------- -------------- ------------- ------------- -------------

Minimum: $9,909
Maximum: $708,043
Average: $160,382


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 30

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
(MONTHS)                         LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
--------------                   -----    -----------         -------       --------  -------------            ---          -----
120                                  2        115,775           0.02           8.955            116          49.27            676
180                                246     13,661,518           2.58           9.481            177          89.43            646
240                                 64      4,426,037           0.83           8.793            237          84.16            636
300                                  3        165,799           0.03          10.160            298          76.21            544
360                              2,991    511,855,199          96.54           7.428            357          80.63            615
------------------------ -------------- -------------- -------------- --------------- -------------- -------------- --------------
TOTAL:                           3,306    530,224,328         100.00           7.494            351          80.87            616
------------------------ -------------- -------------- -------------- --------------- -------------- -------------- --------------

Minimum: 120
Maximum: 360
Weighted Average: 354


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
------------------               -----    -----------         -------       --------  -------------            ---          -----
109 - 120                            2        115,775            0.02          8.955            116          49.27            676
157 - 168                            1         35,215            0.01         10.375            166         100.00            709
169 - 180                          245     13,626,303            2.57          9.478            177          89.40            646
229 - 240                           64      4,426,037            0.83          8.793            237          84.16            636
289 - 300                            3        165,799            0.03         10.160            298          76.21            544
337 - 348                            2        339,258            0.06          6.664            347          91.95            628
349 - 360                        2,989    511,515,940           96.47          7.429            357          80.62            615
------------------------ -------------- -------------- --------------- -------------- -------------- -------------- --------------
TOTAL:                           3,306    530,224,328          100.00          7.494            351          80.87            616
------------------------ -------------- -------------- --------------- -------------- -------------- -------------- --------------

Minimum: 115
Maximum: 360
Weighted Average: 351



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 31

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF ORIGINAL             MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
COMBINED LTV RATIOS (%)          LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
-------------------------        -----    -----------         -------       --------  -------------            ---          -----
<= 30.00                              11        882,844           0.17          7.078           310          24.54            616
30.01 - 40.00                         22      2,424,032           0.46          7.069           330          35.91            597
40.01 - 50.00                         61      8,217,483           1.55          7.024           353          46.18            601
50.01 - 60.00                        126     19,261,743           3.63          7.324           351          56.33            581
60.01 - 70.00                        308     53,841,748          10.15          7.541           354          66.55            581
70.01 - 80.00                      1,188    204,329,562          38.54          7.279           355          78.41            619
80.01 - 90.00                      1,047    183,782,748          34.66          7.479           355          87.66            616
90.01 - 100.00                       543     57,484,168          10.84          8.409           327          97.31            651
-------------------------- -------------- -------------- -------------- -------------- ------------- -------------- --------------
TOTAL:                             3,306    530,224,328         100.00          7.494           351          80.87            616
-------------------------- -------------- -------------- -------------- -------------- ------------- -------------- --------------

Minimum: 17.32%
Maximum: 100.00%
Weighted Average: 80.87%


                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------          --------      ---------      ---------       --------          ----   ------------   ------------
Fixed Rate Loans                     829    100,617,197          18.98          7.536           327          80.07            639
<=5.000                              260     47,685,794           8.99          7.235           357          81.16            613
5.001 - 5.500                        490     97,849,884          18.45          6.924           357          82.01            620
5.501 - 6.000                        391     72,803,985          13.73          7.051           357          81.09            628
6.001 - 6.500                        384     73,260,165          13.82          7.472           357          80.99            610
6.501 - 7.000                        365     63,032,047          11.89          7.883           357          78.58            598
7.001 - 7.500                        169     28,314,245           5.34          7.888           357          80.08            608
7.501 - 8.000                        107     13,315,004           2.51          8.273           357          81.87            602
8.001 - 8.500                        109     14,645,729           2.76          8.476           357          83.27            581
8.501 - 9.000                         84      9,341,325           1.76          9.092           357          84.86            576
>=9.001                              118      9,358,953           1.77          9.870           357          82.23            551
-------------------------- -------------- -------------- -------------- -------------- ------------- -------------- --------------
TOTAL:                             3,306    530,224,328         100.00          7.494           351          80.87            616
-------------------------- -------------- -------------- -------------- -------------- ------------- -------------- --------------

Non-Fixed Rate Minimum: 1.259%
Non-Fixed Rate Maximum: 10.500%
Non-Fixed Rate Weighted Average: 6.225%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 32

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                      % OF
                                                                  MORTGAGE
                                                                   POOL BY
                                                   AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
RANGE OF MINIMUM MORTGAGE RATES       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
(%)                                      LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------       --------   -----------     ---------      --------     ---------      --------    ----------
Fixed Rate Loans                           829   100,617,197         18.98         7.536           327         80.07           639
<=5.000                                     16     3,041,580          0.57         6.190           355         85.11           702
5.001 - 5.500                               43     9,792,610          1.85         5.608           358         79.41           656
5.501 - 6.000                              141    32,004,758          6.04         6.076           357         78.35           657
6.001 - 6.500                              237    48,639,140          9.17         6.394           357         80.58           644
6.501 - 7.000                              378    76,200,749         14.37         6.843           357         81.06           634
7.001 - 7.500                              379    72,079,662         13.59         7.322           357         81.91           611
7.501 - 8.000                              418    73,104,402         13.79         7.801           357         82.26           601
8.001 - 8.500                              268    41,301,688          7.79         8.237           357         80.68           582
8.501 - 9.000                              258    37,540,369          7.08         8.764           357         82.18           564
9.001 - 9.500                              141    16,868,779          3.18         9.296           357         81.91           566
9.501 - 10.000                             133    13,336,835          2.52         9.780           357         78.44           543
10.001 -10.500                              45     3,617,042          0.68        10.233           357         75.67           537
10.501 - 11.000                             12     1,478,883          0.28        10.790           357         74.28           539
11.001 - 11.500                              6       509,338          0.10        11.306           356         63.65           521
12.001 - 12.500                              2        91,297          0.02        12.317           355         66.69           531
--------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306   530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

Non-Fixed Rate Minimum: 3. 250%
Non-Fixed Rate Maximum: 12.375%
Non-Fixed Rate Weighted Average: 7.453%




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 33

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                      % OF
                                                                  MORTGAGE
                                                                   POOL BY
                                                   AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
RANGE OF MAXIMUM LOAN RATES           MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
(%)                                      LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------           --------   -----------     ---------      --------     ---------      --------    ----------
Fixed Rate Loans                           829    100,617,197         18.98         7.536           327         80.07           639
<= 13.000                                  455     87,077,731         16.42         6.404           357         79.83           648
13.001 - 13.500                            327     63,022,555         11.89         6.828           357         80.32           628
13.501 - 14.000                            437     84,534,052         15.94         7.198           357         81.00           621
14.001 - 14.500                            344     61,812,459         11.66         7.624           357         83.05           610
14.501 - 15.000                            349     59,919,967         11.30         8.050           357         82.78           590
15.001 - 15.500                            198     29,222,141          5.51         8.643           357         81.46           565
15.501 - 16.000                            204     25,938,709          4.89         9.036           357         82.31           556
16.001 - 16.500                             82      8,314,694          1.57         9.537           357         77.93           547
16.501 - 17.000                             54      6,802,906          1.28         9.878           356         73.80           530
17.001 - 17.500                             15      1,616,381          0.30        10.368           356         72.02           534
17.501 - 18.000                              5        882,528          0.17        10.748           357         67.32           533
18.001 - 18.500                              6        401,949          0.08        11.315           356         61.20           520
19.001 - 19.500                              1         61,058          0.01        12.375           355         70.00           506
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306    530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------

Non-Fixed Rate Minimum: 10.450%
Non-Fixed Rate Maximum: 19.375%
Non-Fixed Rate Weighted Average: 14.027%




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 34

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF           DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
INITIAL PERIODIC CAP (%)              MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
(%)                                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------              --------    -----------     ---------      --------     ---------      --------    ----------
Fixed Rate Loans                           829    100,617,197         18.98         7.536           327         80.07           639
1.000                                       92     16,660,171          3.14         7.639           356         81.15           638
1.500                                      661    127,619,982         24.07         7.434           357         79.68           594
2.000                                      349     70,037,714         13.21         7.257           356         82.50           612
3.000                                    1,369    214,327,949         40.42         7.576           357         81.41           618
4.000                                        4        700,795          0.13         7.187           356         79.14           650
5.000                                        2        260,520          0.05         7.749           354         82.70           691
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306    530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 2.317%



                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF           DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
SUBSEQUENT PERIODIC CAP (%)              LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------           --------    -----------     ---------      --------     ---------      --------    ----------
Fixed Rate Loans                           829   100,617,197         18.98         7.536           327         80.07           639
1.000                                    1,802   298,810,802         56.36         7.510           357         81.66           617
1.500                                      670   129,821,211         24.48         7.428           357         79.72           595
2.000                                        1       154,711          0.03         6.600           354         85.00           648
3.000                                        4       820,406          0.15         6.946           355         74.66           598
--------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306   530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 1.155%




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 35

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------------           ---------    -----------     ---------      --------      --------       -------    ----------
Fixed Rate Loans                           829    100,617,197         18.98         7.536           327         80.07           639
Oct-04                                       1        236,533          0.04         7.750           359         90.00           601
May-05                                       1        153,797          0.03         8.310           349        100.00           636
Jul-05                                       4        822,105          0.16         6.740           350         74.61           626
Aug-05                                       7      1,285,074          0.24         7.069           351         81.75           650
Sep-05                                      19      3,481,180          0.66         7.552           352         83.26           611
Oct-05                                      38      7,523,417          1.42         7.553           353         82.44           603
Nov-05                                     197     33,643,311          6.35         7.563           354         80.28           602
Dec-05                                     158     30,187,743          5.69         7.674           355         78.20           602
Jan-06                                     483     75,011,273         14.15         7.428           356         81.70           618
Feb-06                                     390     62,724,813         11.83         7.784           357         82.01           610
Mar-06                                     310     53,736,795         10.13         7.611           358         82.39           616
Apr-06                                     602    108,818,872         20.52         7.365           359         80.48           598
May-06                                       7      1,157,846          0.22         6.914           359         88.13           673
Jul-06                                       1        207,238          0.04         6.990           350         68.52           600
Aug-06                                       1        174,756          0.03         7.500           351         80.00           600
Sep-06                                      10      2,295,920          0.43         7.026           352         83.81           643
Oct-06                                      12      2,280,889          0.43         7.337           353         77.36           611
Nov-06                                      19      3,879,529          0.73         7.245           354         77.35           620
Dec-06                                      14      3,567,914          0.67         7.597           355         75.39           602
Jan-07                                      59     11,040,842          2.08         7.210           356         81.56           636
Feb-07                                      48      8,864,288          1.67         7.449           357         82.22           625
Mar-07                                      52      9,794,696          1.85         6.924           358         80.83           628
Apr-07                                      26      4,913,017          0.93         6.717           359         79.46           646
Nov-08                                       5        894,318          0.17         7.134           355         81.66           687
Dec-08                                       1        522,714          0.10         6.750           355         76.09           661
Jan-09                                       7      1,257,060          0.24         6.897           357         82.96           643
Feb-09                                       3        640,484          0.12         7.668           357         90.32           646
Mar-09                                       1        359,407          0.07         6.990           358         75.00           572
Apr-09                                       1        131,300          0.02         7.375           359         90.00           688
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306    530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------

Non-Fixed Rate Weighted Average: March 2006



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 36

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------------           ---------   ------------     ---------      --------      --------       -------    ----------
California                               1,169    249,861,971         47.12         7.198           350         78.99           619
Florida                                    531     62,845,310         11.85         7.665           349         83.19           623
Illinois                                   145     22,896,121          4.32         7.503           357         82.76           613
New York                                    84     20,458,936          3.86         7.379           354         78.88           618
Maryland                                    75     14,299,898          2.70         7.791           356         82.18           587
Nevada                                      66     12,056,544          2.27         7.270           356         81.06           627
Michigan                                   112     11,667,732          2.20         8.120           355         81.93           594
Arizona                                     69      9,580,904          1.81         7.681           351         83.75           626
Washington                                  54      8,489,961          1.60         7.333           353         82.14           637
Ohio                                        80      8,295,941          1.56         7.569           354         83.11           615
Texas                                       76      7,937,104          1.50         7.806           344         81.68           644
Pennsylvania                                74      7,712,079          1.45         7.951           355         81.99           587
Georgia                                     57      7,606,580          1.43         8.548           350         83.86           583
Virginia                                    48      7,428,536          1.40         8.047           357         83.58           601
Massachusetts                               36      6,706,561          1.26         7.958           356         77.53           596
Other                                      630     72,380,150         13.65         7.963           351         83.62           609
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306    530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------

Number of States/District of Columbia Represented: 48


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------                       ---------   ------------     ---------      --------      --------       -------    ----------
Primary                                  2,977    486,178,293         91.69         7.489           351         81.00           613
Non-Owner Occupied                         313     41,536,244          7.83         7.553           355         79.27           651
Second Home                                 16      2,509,791          0.47         7.456           344         83.27           660
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306    530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 37

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------                         ---------   -----------     ---------      --------      --------       -------    ----------
Single Family Residence                   2,624   407,899,414         76.93         7.539           351         80.66           611
Planned Unit Development                    243    46,774,589          8.82         7.443           353         83.01           621
2-4 Family                                  206    43,918,222          8.28         7.248           355         79.72           643
Condominium                                 223    30,540,102          5.76         7.331           351         82.42           636
Manufactured Housing                         10     1,092,002          0.21         7.204           355         72.58           617
--------------------------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                    3,306   530,224,328        100.00         7.494           351         80.87           616
--------------------------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------


                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------                         ---------   -----------   ------------      --------      --------       -------    ----------
Refinance - Cashout                      1,904   316,239,052          59.64         7.462           353         78.71           600
Purchase                                 1,068   158,076,554          29.81         7.490           348         85.20           654
Refinance - Rate/Term                      334    55,908,722          10.54         7.680           353         80.86           598
--------------------------------- ------------- ------------- -------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306   530,224,328         100.00         7.494           351         80.87           616
--------------------------------- ------------- ------------- -------------- ------------- ------------- ------------- -------------


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------                  ---------    -----------     ---------      --------      --------       -------    ----------
Full Documentation                       1,772    270,810,075         51.07         7.473           352         81.06           599
Stated Documentation                     1,378    231,948,978         43.75         7.548           351         80.51           635
Limited/Alternate Documentation            144     25,708,812          4.85         7.211           351         81.84           616
No Ratio                                    12      1,756,464          0.33         7.565           351         86.86           707
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306    530,224,328        100.00         7.494           351         80.87           616



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 38

                          TOTAL POOL COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------              ---------    -----------     ---------      --------      --------       -------    ----------
No Prepayment Penalty                      527     78,877,979         14.88         7.771           352         81.88           609
6 Months                                     6      1,537,884          0.29         6.983           355         73.82           612
12 Months                                  131     29,026,759          5.47         7.361           351         79.49           631
24 Months                                1,852    302,265,922         57.01         7.556           355         81.34           610
36 Months                                  763    115,529,407         21.79         7.180           342         79.39           631
60 Months                                   27      2,986,377          0.56         7.510           340         81.82           626
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306    530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
----------------------               ---------    -----------     ---------      --------      --------       -------    ----------
500 - 525                                  292     47,781,074          9.01         8.542           356         74.01           514
526 - 550                                  362     53,877,799         10.16         8.157           355         75.55           538
551 - 575                                  354     55,313,483         10.43         7.760           354         78.83           562
576 - 600                                  394     63,251,533         11.93         7.581           354         80.61           589
601 - 625                                  424     68,193,653         12.86         7.390           349         82.63           613
626 - 650                                  558     85,443,041         16.11         7.227           349         83.52           638
651 - 675                                  388     62,085,596         11.71         7.135           349         84.30           662
676 - 700                                  247     40,089,247          7.56         7.012           348         83.56           687
701 - 725                                  135     24,245,035          4.57         6.911           349         82.32           711
726 - 750                                   89     16,361,672          3.09         6.915           348         82.85           736
751 - 775                                   47      9,826,169          1.85         6.827           347         82.46           761
776 - 800                                   16      3,756,026          0.71         6.301           357         79.73           785
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------
TOTAL:                                   3,306    530,224,328        100.00         7.494           351         80.87           616
--------------------------------- ------------- -------------- ------------- ------------- ------------- ------------- -------------

Minimum: 500
Maximum: 799
Weighted Average: 616



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 39

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                         % OF
                                                                     MORTGAGE
                                                                      POOL BY
                                                      AGGREGATE     AGGREGATE     WEIGHTED      WEIGHTED     WEIGHTED
                                                        CUT-OFF       CUT-OFF      AVERAGE       AVERAGE      AVERAGE
                                         NUMBER OF         DATE          DATE        GROSS     REMAINING     ORIGINAL      WEIGHTED
                                         MORTGAGE     PRINCIPAL     PRINCIPAL     INTEREST          TERM     COMBINED       AVERAGE
PRODUCT TYPES                               LOANS   BALANCE ($)       BALANCE     RATE (%)      (MONTHS)      LTV (%)    FICO SCORE
-------------                            --------   -----------     ---------     --------      --------      -------    ----------
Fixed - 15 Year                                33     3,090,022          1.03        7.242           177        75.65           622
Fixed - 20 Year                                43     2,777,239          0.93        8.464           237        83.26           641
Fixed - 30 Year                               328    48,427,037         16.20        7.002           357        77.33           641
Fixed Balloon - 15/30                         149     5,321,619          1.78       10.774           177        98.66           663
ARM - 2 Year/6 Month                        1,323   201,372,707         67.35        7.563           357        80.57           601
ARM - 3 Year/6 Month                          134    22,700,196          7.59        7.129           356        78.64           625
ARM - 5 Year/6 Month                           13     2,393,522          0.80        7.341           356        84.67           661
Interest Only -ARM- 2 Year/6 Mo LIBOR          49    10,328,591          3.45        6.983           357        83.57           670
Interest Only -ARM- 3 Year/6 Mo LIBOR          13     2,454,415          0.82        7.146           358        82.80           680
Interest Only - Fixed - 30 Year                 1       146,320          0.05        8.450           356       100.00           663
-------------------------------------- -----------  ------------ ------------- ------------ ------------- ------------ -------------
TOTAL:                                      2,086   299,011,668        100.00        7.477           351        80.36           614
-------------------------------------- -----------  ------------ ------------- ------------ ------------- ------------ -------------

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------                              ---------   -----------    ---------      --------     --------       -------   ----------
Encore                                        554    94,976,199        31.76         7.190          354        77.36           596
BNC                                           264    44,236,876        14.79         7.292          352        81.04           614
Home Owners                                   242    27,548,239         9.21         8.746          355        81.69           581
Lenders Direct                                250    26,131,003         8.74         7.544          339        84.83           638
Impac                                         133    21,974,357         7.35         7.311          355        79.46           610
Chapel                                        141    21,780,906         7.28         7.695          347        80.82           648
CIT                                           161    19,694,472         6.59         6.770          356        81.31           638
First Banc                                    151    18,103,905         6.05         7.885          338        83.67           648
Peoples Choice                                 82    10,174,507         3.40         7.684          354        82.38           638
Oakmont                                        30     4,431,474         1.48         7.999          353        77.29           584
Master Financial                               34     4,119,162         1.38         7.576          341        83.62           645
Accredited                                     12     2,005,428         0.67         7.020          347        81.51           633
Aames                                          15     1,694,252         0.57         7.280          326        81.18           641
SIB                                            10     1,327,380         0.44         7.500          344        82.48           613
FGMC                                            7       813,506         0.27         8.116          335        87.66           689
------------------------------------- ------------ ------------- ------------ ------------- ------------ ------------ -------------
TOTAL:                                      2,086   299,011,668       100.00         7.477          351        80.36           614
------------------------------------- ------------ ------------- ------------ ------------- ------------ ------------ -------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 40

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
LIEN POSITION                               LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                  1,858    290,744,785        97.24         7.383          354         79.82         613
2nd Lien                                    228      8,266,883         2.76        10.770          222         99.47         656
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    2,086    299,011,668       100.00         7.477          351         80.36         614
----------------------------------------------------------------------------------------------------------------------------------

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
RANGE OF GROSS                           MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
INTEREST RATES (%)                          LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                165     32,276,592        10.79        5.757          354         74.76         664
6.000 - 6.999                                576    100,914,621        33.75        6.626          355         79.62         636
7.000 - 7.999                                490     80,636,078        26.97        7.493          353         81.21         609
8.000 - 8.999                                358     48,981,823        16.38        8.522          355         81.40         575
9.000 - 9.999                                269     24,820,328         8.30        9.493          345         82.23         565
10.000 - 10.999                              123      7,753,556         2.59       10.508          310         84.96         583
11.000 - 11.999                               79      2,910,894         0.97       11.483          237         95.08         634
12.000 - 12.999                               20        555,649         0.19       12.377          213         94.24         607
13.000 - 13.999                                6        162,126         0.05       13.147          190        100.00         631
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     2,086    299,011,668       100.00        7.477          351         80.36         614
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 13.500%
Weighted Average: 7.477%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 41

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
RANGE OF CUT-OFF DATE                    MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
PRINCIPAL BALANCES ($)                      LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             58     1,158,470         0.39         11.267         207         97.10           644
25,000.01 - 50,000.00                       204     7,626,399         2.55          9.965         275         90.84           634
50,000.01 - 75,000.00                       259    16,281,484         5.45          8.743         331         83.05           599
75,000.01 - 100,000.00                      244    21,565,021         7.21          7.836         352         77.49           599
100,000.01 - 125,000.00                     229    25,755,857         8.61          7.627         354         79.84           613
125,000.01 - 150,000.00                     215    29,702,130         9.93          7.466         352         78.49           605
150,000.01 - 175,000.00                     195    31,614,552        10.57          7.449         355         79.12           611
175,000.01 - 200,000.00                     168    31,581,146        10.56          7.201         354         80.41           611
200,000.01 - 225,000.00                     146    31,146,500        10.42          7.393         356         79.92           606
225,000.01 - 250,000.00                     108    25,645,269         8.58          7.259         356         79.80           606
250,000.01 - 275,000.00                      98    25,755,292         8.61          7.153         355         79.85           619
275,000.01 - 300,000.00                      73    20,915,678         6.99          6.971         354         80.54           630
300,000.01 - 325,000.00                      47    14,688,741         4.91          6.730         357         82.02           635
325,000.01 - 350,000.00                      23     7,606,973         2.54          7.246         356         83.34           622
350,000.01 - 375,000.00                       4     1,449,167         0.48          6.346         357         86.23           707
375,000.01 - 400,000.00                       5     1,946,220         0.65          7.231         356         80.15           651
400,000.01 - 425,000.00                       3     1,243,689         0.42          6.198         356         79.09           670
425,000.01 - 450,000.00                       2       887,335         0.30          7.048         355         84.07           686
450,000.01 - 475,000.00                       2       941,655         0.31          6.550         359         82.50           718
475,000.01 - 500,000.00                       2       991,082         0.33          6.695         356         84.98           740
500,000.01 - 525,000.00                       1       509,008         0.17          7.350         357         80.00           680
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    2,086   299,011,668       100.00          7.477         351         80.36           614
----------------------------------------------------------------------------------------------------------------------------------
Minimum:$9,909
Maximum: $509,008
Average: $143,342


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 42

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
ORIGINAL TERM                            MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
(MONTHS)                                    LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
180                                         182      8,411,641        2.81           9.477         177        90.21         648
240                                          44      2,838,216        0.95           8.512         237        83.40         638
360                                       1,860    287,761,811       96.24           7.408         357        80.04         613
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    2,086    299,011,668      100.00           7.477         351        80.36         614
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 354

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
157 - 168                            1         35,215            0.01         10.375            166         100.00            709
169 - 180                          181      8,376,426            2.80          9.473            177          90.17            648
229 - 240                           44      2,838,216            0.95          8.512            237          83.40            638
337 - 348                            1        142,846            0.05          6.375            348          85.00            712
349 - 360                        1,859    287,618,965           96.19          7.409            357          80.04            613
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           2,086    299,011,668          100.00          7.477            351          80.36            614
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 166
Maximum: 360
Weighted Average: 351

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 43

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF ORIGINAL               MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
COMBINED LTV RATIOS (%)            LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                               6        470,321           0.16          6.639           306          24.40            607
30.01 - 40.00                         13      1,633,186           0.55          7.035           341          35.62            607
40.01 - 50.00                         39      5,159,566           1.73          6.975           353          46.01            597
50.01 - 60.00                         87     12,894,490           4.31          7.251           353          56.07            583
60.01 - 70.00                        202     32,093,856          10.73          7.493           353          66.48            578
70.01 - 80.00                        726    113,675,491          38.02          7.249           355          78.57            620
80.01 - 90.00                        652    102,356,643          34.23          7.470           355          87.39            613
90.01 - 100.00                       361     30,728,115          10.28          8.540           321          97.28            652
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,086    299,011,668         100.00          7.477           351          80.36            614
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.32%
Maximum: 100.00%
Weighted Average: 80.36%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     554     59,762,237          19.99          7.422           326          79.48            642
<=5.000                              175     29,230,390           9.78          7.221           357          81.03            603
5.001 - 5.500                        310     53,984,207          18.05          6.866           357          81.76            618
5.501 - 6.000                        234     38,388,631          12.84          7.006           357          81.04            626
6.001 - 6.500                        233     40,386,154          13.51          7.421           357          80.53            613
6.501 - 7.000                        217     34,340,868          11.48          7.936           357          76.65            594
7.001 - 7.500                         96     14,756,367           4.94          7.940           357          80.74            610
7.501 - 8.000                         64      7,903,864           2.64          8.262           357          79.82            591
8.001 - 8.500                         61      7,358,615           2.46          8.583           358          82.46            580
8.501 - 9.000                         54      5,792,769           1.94          9.186           358          85.95            575
>=9.001                               88      7,107,567           2.38          9.905           357          80.83            546
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,086    299,011,668         100.00          7.477           351          80.36            614
----------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 3.375%
Non-Fixed Rate Maximum: 10.500%
Non-Fixed Rate Weighted Average: 6.241%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 44

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MINIMUM                MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
MORTGAGE RATES (%)                 LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      554    59,762,237         19.99         7.422           326         79.48           642
<=5.000                                10     1,378,273          0.46         6.543           355         81.88           691
5.001 - 5.500                          29     5,238,371          1.75         5.604           358         80.11           653
5.501 - 6.000                          93    17,958,744          6.01         6.085           357         77.77           658
6.001 - 6.500                         177    32,797,425         10.97         6.373           357         80.35           641
6.501 - 7.000                         270    47,207,982         15.79         6.832           357         81.01           632
7.001 - 7.500                         219    38,335,459         12.82         7.297           357         81.64           610
7.501 - 8.000                         158    25,285,449          8.46         7.849           357         81.99           593
8.001 - 8.500                         164    23,851,462          7.98         8.279           357         79.40           575
8.501 - 9.000                         163    21,867,679          7.31         8.781           357         81.66           561
9.001 - 9.500                         102    11,619,473          3.89         9.308           358         82.16           562
9.501 - 10.000                         95     8,953,837          2.99         9.754           357         78.04           541
10.001 -10.500                         36     3,127,018          1.05        10.227           357         75.57           535
10.501 - 11.000                        11     1,349,177          0.45        10.786           357         75.17           542
11.001 - 11.500                         3       187,784          0.06        11.259           357         58.10           514
12.001 - 12.500                         2        91,297          0.03        12.317           355         66.69           531
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,086   299,011,668        100.00         7.477           351         80.36           614
----------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 3.375%
Non-Fixed Rate Maximum: 12.375%
Non-Fixed Rate Weighted Average: 7.461%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 45

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MAXIMUM                MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
LOAN RATES (%)                     LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      554     59,762,237         19.99         7.422           326         79.48           642
<= 13.000                             322     54,231,638         18.14         6.438           357         79.74           649
13.001 - 13.500                       219     37,945,567         12.69         6.789           357         79.99           626
13.501 - 14.000                       232     40,981,587         13.71         7.057           357         80.64           620
14.001 - 14.500                       203     33,602,971         11.24         7.646           357         81.85           602
14.501 - 15.000                       165     25,156,637          8.41         8.227           357         82.49           583
15.001 - 15.500                       126     17,611,845          5.89         8.643           357         81.64           563
15.501 - 16.000                       139     16,376,925          5.48         9.081           357         82.19           551
16.001 - 16.500                        66      6,651,737          2.22         9.542           357         77.72           540
16.501 - 17.000                        39      4,314,156          1.44         9.903           356         74.61           530
17.001 - 17.500                        12      1,344,463          0.45        10.283           356         73.49           535
17.501 - 18.000                         4        752,823          0.25        10.732           357         67.72           539
18.001 - 18.500                         4        218,023          0.07        11.389           356         58.36           523
19.001 - 19.500                         1         61,058          0.02        12.375           355         70.00           506
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,086    299,011,668        100.00         7.477           351         80.36           614
----------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 10.450%
Non-Fixed Rate Maximum: 19.375%
Non-Fixed Rate Weighted Average: 14.027%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 46

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
                                MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
INITIAL PERIODIC CAP (%)           LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      554     59,762,237         19.99         7.422           326         79.48           642
1.000                                  58      9,665,422          3.23         7.543           356         81.41           642
1.500                                 422     72,904,441         24.38         7.405           357         79.09           589
2.000                                 215     37,560,750         12.56         7.274           356         81.73           609
3.000                                 833    118,469,421         39.62         7.609           357         81.07           616
4.000                                   2        388,876          0.13         6.854           356         80.00           632
5.000                                   2        260,520          0.09         7.749           354         82.70           691
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,086    299,011,668        100.00         7.477           351         80.36           614
----------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 2.309%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
                                MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
SUBSEQUENT PERIODIC CAP (%)        LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      554    59,762,237         19.99         7.422           326         79.48           642
1.000                               1,101   164,518,410         55.02         7.530           357         81.23           616
1.500                                 428    74,125,171         24.79         7.407           357         79.17           589
3.000                                   3       605,850          0.20         7.156           355         77.56           624
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,086   299,011,668        100.00         7.477           351         80.36           614
----------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 1.160%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 47

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                           554     59,762,237         19.99         7.422           326         79.48           642
Jul-05                                       3        661,022          0.22         6.191           350         78.70           642
Aug-05                                       3        384,309          0.13         7.028           351         82.02           591
Sep-05                                      15      2,642,747          0.88         7.630           352         82.45           620
Oct-05                                      23      3,945,122          1.32         7.329           353         83.84           612
Nov-05                                     108     17,457,799          5.84         7.511           354         81.51           608
Dec-05                                      98     15,997,033          5.35         7.813           355         77.25           597
Jan-06                                     302     43,027,272         14.39         7.428           356         81.50           616
Feb-06                                     241     35,003,241         11.71         7.886           357         80.62           600
Mar-06                                     190     28,259,546          9.45         7.691           358         81.81           607
Apr-06                                     387     63,889,207         21.37         7.311           359         80.08           596
May-06                                       3        576,846          0.19         7.015           357         90.88           649
Jul-06                                       1        207,238          0.07         6.990           350         68.52           600
Sep-06                                       7      1,382,351          0.46         7.114           352         86.32           648
Oct-06                                       9      1,597,866          0.53         7.849           353         79.43           593
Nov-06                                      11      1,804,273          0.60         7.068           354         74.23           615
Dec-06                                       8      1,110,318          0.37         7.590           355         78.34           594
Jan-07                                      33      5,701,388          1.91         7.027           356         78.19           647
Feb-07                                      24      4,031,851          1.35         7.813           357         81.03           618
Mar-07                                      37      6,965,605          2.33         6.712           358         80.20           637
Apr-07                                      16      2,210,876          0.74         6.855           359         74.07           634
Nov-08                                       5        894,318          0.30         7.134           355         81.66           687
Jan-09                                       4        727,420          0.24         7.300           356         82.44           638
Feb-09                                       3        640,484          0.21         7.668           357         90.32           646
Apr-09                                       1        131,300          0.04         7.375           359         90.00           688
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,086    299,011,668        100.00         7.477           351         80.36           614
-----------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Weighted Average: March 2006

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 48

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
California                                 753    141,002,783         47.16         7.196           351         77.95           616
Florida                                    351     36,932,598         12.35         7.709           345         83.76           624
Illinois                                    95     14,870,163          4.97         7.374           357         83.15           612
New York                                    47      9,786,467          3.27         7.418           352         77.17           609
Michigan                                    64      6,672,113          2.23         8.172           353         81.46           592
Maryland                                    39      6,405,066          2.14         7.682           357         80.84           589
Arizona                                     44      5,492,235          1.84         7.405           349         81.83           633
Ohio                                        55      5,258,774          1.76         7.299           354         82.82           627
Nevada                                      37      5,231,011          1.75         7.353           354         82.14           629
Washington                                  35      4,979,204          1.67         7.192           351         83.28           626
Texas                                       53      4,627,495          1.55         7.776           338         82.59           646
Georgia                                     32      4,284,578          1.43         8.560           357         82.39           579
Massachusetts                               25      3,921,591          1.31         7.870           355         74.97           596
Missouri                                    40      3,905,836          1.31         8.131           356         84.96           603
Pennsylvania                                39      3,872,750          1.30         7.884           355         81.26           580
Other                                      377     41,769,004         13.97         7.930           350         83.47           611
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,086    299,011,668        100.00         7.477           351         80.36           614
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 47

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                  1,887    272,941,493         91.28         7.466           351         80.40           611
Non-Owner Occupied                         188     24,420,921          8.17         7.600           354         79.72           652
Second Home                                 11      1,649,254          0.55         7.429           340         83.32           645
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,086    299,011,668        100.00         7.477           351         80.36           614
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 49

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                   1,647   227,977,242         76.24         7.527           350         80.01           608
2-4 Family                                  128    26,943,675          9.01         7.167           355         79.64           647
Planned Unit Development                    144    22,726,625          7.60         7.406           350         82.60           619
Condominium                                 162    20,654,716          6.91         7.412           350         82.81           634
Manufactured Housing                          5       709,410          0.24         7.173           355         78.26           625
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    2,086   299,011,668        100.00         7.477           351         80.36           614
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                      1,188   180,043,393          60.21         7.428           353         78.14           596
Purchase                                   689    87,667,162          29.32         7.524           346         84.99           656
Refinance - Rate/Term                      209    31,301,113          10.47         7.628           353         80.19           604
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,086   299,011,668         100.00         7.477           351         80.36           614
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                       1,139    159,035,005         53.19         7.452           352         80.34           598
Stated Documentation                       851    125,927,257         42.11         7.527           349         80.21           635
Limited/Alternate Documentation             89     13,169,044          4.40         7.273           354         81.67           614
No Ratio                                     7        880,361          0.29         7.835           347         86.66           706
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,086    299,011,668        100.00         7.477           351         80.36           614
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 50

                           GROUP I COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                      323     42,546,217         14.23         7.783           352         82.31           606
6 Months                                     1        295,572          0.10         5.800           357         80.00           562
12 Months                                   74     14,701,498          4.92         7.278           350         80.00           634
24 Months                                1,177    171,742,247         57.44         7.564           355         80.67           606
36 Months                                  511     69,726,134         23.32         7.124           341         78.50           636
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,086    299,011,668        100.00         7.477           351         80.36           614
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
500 - 525                                  189     27,301,844          9.13         8.659           357         74.07           514
526 - 550                                  248     34,767,751         11.63         8.167           356         74.39           538
551 - 575                                  216     31,791,697         10.63         7.654           353         79.19           562
576 - 600                                  252     37,466,790         12.53         7.536           354         80.34           588
601 - 625                                  245     33,587,320         11.23         7.274           348         81.72           613
626 - 650                                  351     48,001,307         16.05         7.215           347         83.75           638
651 - 675                                  237     32,575,539         10.89         7.117           348         83.36           662
676 - 700                                  160     22,143,986          7.41         6.971           346         82.63           688
701 - 725                                   88     13,069,226          4.37         6.967           346         82.65           712
726 - 750                                   58     10,289,182          3.44         6.714           351         82.46           736
751 - 775                                   30      5,577,387          1.87         6.781           349         83.50           763
776 - 800                                   12      2,439,637          0.82         6.056           357         77.17           785
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,086    299,011,668        100.00         7.477           351         80.36           614
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 799
Weighted Average: 614

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 51

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                         % OF
                                                                     MORTGAGE
                                                                      POOL BY
                                                       AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                         CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                         NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                          MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
PRODUCT TYPES                                LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                  2       115,775         0.05         8.955          116        49.27           676
Fixed - 15 Year                                 21     1,879,256         0.81         8.030          177        73.92           606
Fixed - 20 Year                                 20     1,587,821         0.69         9.295          237        85.50           631
Fixed - 25 Year                                  3       165,799         0.07        10.160          298        76.21           544
Fixed - 30 Year                                187    33,766,136        14.60         7.333          356        79.74           632
Fixed Balloon - 15/30                           42     3,340,173         1.44        10.333          177        96.31           663
ARM - 6 Month                                    1       236,533         0.10         7.750          359        90.00           601
ARM - 2 Year/6 Month                           813   156,638,839        67.75         7.557          357        81.58           610
ARM - 3 Year/6 Month                            85    17,993,588         7.78         7.321          356        81.09           615
ARM - 5 Year/6 Month                             5     1,411,761         0.61         6.659          357        78.65           635
Interest Only -ARM- 2 Year/6 Mo LIBOR           30    10,063,242         4.35         6.869          357        82.70           662
Interest Only -ARM- 3 Year/6 Mo LIBOR           11     4,013,736         1.74         6.749          357        85.26           672
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,220   231,212,660       100.00         7.515          352        81.54           618
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------
Encore                                        295    64,151,901        27.75         7.325          355        79.21           604
BNC                                           160    38,282,082        16.56         7.274          354        83.36           621
Home Owners                                   166    22,110,094         9.56         8.468          348        84.59           610
Chapel                                         99    21,276,935         9.20         7.785          349        82.29           637
Lenders Direct                                122    19,553,613         8.46         7.541          341        84.90           636
Impac                                          77    15,317,727         6.62         7.271          358        80.42           610
CIT                                           101    14,896,834         6.44         6.930          356        79.73           628
First Banc                                     65    11,429,237         4.94         7.643          345        81.57           644
Peoples Choice                                 51     9,637,006         4.17         7.829          355        81.26           608
Master Financial                               19     3,464,431         1.50         7.261          350        77.15           654
Oakmont                                        18     2,930,623         1.27         8.233          353        85.36           583
Aames                                          15     2,876,931         1.24         7.698          354        81.12           582
SIB                                            17     2,859,477         1.24         7.814          351        79.88           609
Accredited                                     14     2,376,400         1.03         7.279          336        75.88           620
FGMC                                            1        49,372         0.02         8.875          352        80.00           649
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,220   231,212,660       100.00         7.515          352        81.54           618

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 52

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004


                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
LIEN POSITION                               LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                   1,154    225,922,392        97.71        7.448          355         81.15         617
2nd Lien                                      66      5,290,269         2.29       10.399          231         97.99         669
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     1,220    231,212,660       100.00        7.515          352         81.54         618
----------------------------------------------------------------------------------------------------------------------------------

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
RANGE OF GROSS                           MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
INTEREST RATES (%)                          LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                  1        179,347        0.08         4.990         357          80.00         674
5.000 - 5.999                                 69     21,340,151        9.23         5.718         354          78.87         665
6.000 - 6.999                                220     57,785,109       24.99         6.622         356          79.93         641
7.000 - 7.999                                487     94,480,825       40.86         7.574         356          81.82         612
8.000 - 8.999                                234     37,005,222       16.00         8.501         353          83.25         584
9.000 - 9.999                                136     14,911,125        6.45         9.552         334          82.86         583
10.000 - 10.999                               56      4,189,839        1.81        10.522         276          88.70         615
11.000 - 11.999                               13        985,713        0.43        11.432         244          85.91         616
12.000 - 12.999                                4        335,330        0.15        12.206         283         100.00         620
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     1,220    231,212,660      100.00         7.515         352          81.54         618
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 12.500%
Weighted Average: 7.515%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 53

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
RANGE OF CUT-OFF DATE                    MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
PRINCIPAL BALANCES ($)                      LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                              4        80,278       0.03          9.041           324         74.48           607
25,000.01 - 50,000.00                        62     2,685,330       1.16          9.008           328         77.65           603
50,000.01 - 75,000.00                       168    10,676,826       4.62          8.797           312         81.31           618
75,000.01 - 100,000.00                      158    13,945,450       6.03          8.430           333         82.83           616
100,000.01 - 125,000.00                     137    15,443,343       6.68          7.850           353         80.70           607
125,000.01 - 150,000.00                     119    16,335,346       7.07          7.934           354         79.85           605
150,000.01 - 175,000.00                      64    10,425,251       4.51          7.867           354         82.83           611
175,000.01 - 200,000.00                     103    19,220,729       8.31          7.746           354         82.60           607
200,000.01 - 225,000.00                      50    10,654,477       4.61          7.241           357         77.65           613
225,000.01 - 250,000.00                      29     6,895,553       2.98          7.460           357         82.22           607
250,000.01 - 275,000.00                      29     7,558,674       3.27          7.192           357         81.29           621
275,000.01 - 300,000.00                      35    10,015,478       4.33          7.468           356         83.44           628
300,000.01 - 325,000.00                      13     4,031,394       1.74          7.446           358         81.44           624
325,000.01 - 350,000.00                      42    14,261,583       6.17          7.364           357         82.35           604
350,000.01 - 375,000.00                      54    19,599,239       8.48          6.899           357         81.63           627
375,000.01 - 400,000.00                      43    16,757,550       7.25          7.283           357         83.38           616
400,000.01 - 425,000.00                      24     9,918,671       4.29          6.787           357         84.29           643
425,000.01 - 450,000.00                      26    11,353,319       4.91          7.137           357         83.55           635
450,000.01 - 475,000.00                      14     6,460,094       2.79          7.093           357         79.90           631
475,000.01 - 500,000.00                      17     8,378,805       3.62          6.938           356         80.38           623
500,000.01 - 525,000.00                       9     4,623,473       2.00          6.941           338         80.53           632
525,000.01 - 550,000.00                       7     3,790,642       1.64          6.870           356         83.99           666
550,000.01 - 575,000.00                       1       551,725       0.24          7.800           358         85.00           689
575,000.01 - 600,000.00                       5     2,926,390       1.27          7.126           357         77.49           613
600,000.01 >=                                 7     4,623,039       2.00          7.314           356         71.39           595
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,220   231,212,660     100.00          7.515           352         81.54           618
----------------------------------------------------------------------------------------------------------------------------------
Minimum:$13,745
Maximum: $708,043
Average: $189,519

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 54

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
(MONTHS)                         LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
120                                  2        115,775           0.05           8.955            116          49.27            676
180                                 64      5,249,878           2.27           9.487            177          88.17            643
240                                 20      1,587,821           0.69           9.295            237          85.50            631
300                                  3        165,799           0.07          10.160            298          76.21            544
360                              1,131    224,093,388          96.92           7.454            357          81.37            617
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,220    231,212,660         100.00           7.515            352          81.54            618
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 355

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
109 - 120                            2        115,775            0.05          8.955            116          49.27            676
169 - 180                           64      5,249,878            2.27          9.487            177          88.17            643
229 - 240                           20      1,587,821            0.69          9.295            237          85.50            631
289 - 300                            3        165,799            0.07         10.160            298          76.21            544
337 - 348                            1        196,412            0.08          6.875            346          97.00            567
349 - 360                        1,130    223,896,976           96.84          7.454            357          81.36            617
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,220    231,212,660          100.00          7.515            352          81.54            618
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 360
Weighted Average: 352

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 55

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF ORIGINAL               MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
COMBINED LTV RATIOS (%)            LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                               5        412,524           0.18          7.578           315          24.70            626
30.01 - 40.00                          9        790,846           0.34          7.140           307          36.51            576
40.01 - 50.00                         22      3,057,916           1.32          7.107           353          46.47            608
50.01 - 60.00                         39      6,367,254           2.75          7.471           347          56.88            577
60.01 - 70.00                        106     21,747,892           9.41          7.612           355          66.66            585
70.01 - 80.00                        462     90,654,071          39.21          7.316           355          78.21            618
80.01 - 90.00                        395     81,426,106          35.22          7.490           354          87.99            619
90.01 - 100.00                       182     26,756,053          11.57          8.258           335          97.35            651
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,220    231,212,660         100.00          7.515           352          81.54            618
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.00%
Maximum: 100.00%
Weighted Average: 81.54%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     275     40,854,961          17.67          7.702           328          80.95            633
<=5.000                               85     18,455,404           7.98          7.259           357          81.35            629
5.001 - 5.500                        180     43,865,678          18.97          6.996           357          82.33            623
5.501 - 6.000                        157     34,415,354          14.88          7.101           357          81.15            629
6.001 - 6.500                        151     32,874,011          14.22          7.534           357          81.55            607
6.501 - 7.000                        148     28,691,179          12.41          7.819           357          80.90            603
7.001 - 7.500                         73     13,557,878           5.86          7.831           357          79.37            606
7.501 - 8.000                         43      5,411,140           2.34          8.289           358          84.87            617
8.001 - 8.500                         48      7,287,114           3.15          8.367           357          84.09            583
8.501 - 9.000                         30      3,548,556           1.53          8.940           357          83.08            578
>=9.001                               30      2,251,387           0.97          9.759           358          86.65            565
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,220    231,212,660         100.00          7.515           352          81.54            618
----------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 1.259%
Non-Fixed Rate Maximum: 10.000%
Non-Fixed Rate Weighted Average: 6.204%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 56

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                    % OF
                                                                MORTGAGE
                                                                 POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                                AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                                 NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MINIMUM                  MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
MORTGAGE RATES (%)                   LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                        275    40,854,961         17.67         7.702           328            80.95           633
<=5.000                                   6     1,663,307          0.72         5.898           355            87.78           710
5.001 - 5.500                            14     4,554,239          1.97         5.612           358            78.60           660
5.501 - 6.000                            48    14,046,014          6.07         6.063           357            79.09           656
6.001 - 6.500                            60    15,841,715          6.85         6.438           357            81.04           650
6.501 - 7.000                           108    28,992,766         12.54         6.862           357            81.14           636
7.001 - 7.500                           160    33,744,203         14.59         7.351           357            82.22           613
7.501 - 8.000                           260    47,818,953         20.68         7.776           357            82.40           606
8.001 - 8.500                           104    17,450,226          7.55         8.178           357            82.43           592
8.501 - 9.000                            95    15,672,690          6.78         8.741           357            82.91           569
9.001 - 9.500                            39     5,249,306          2.27         9.268           357            81.34           574
9.501 - 10.000                           38     4,382,998          1.90         9.833           358            79.25           546
10.001 -10.500                            9       490,024          0.21        10.268           357            76.35           546
10.501 - 11.000                           1       129,705          0.06        10.840           354            65.00           501
11.001 - 11.500                           3       321,554          0.14        11.333           355            66.89           524
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,220   231,212,660        100.00         7.515           352            81.54           618
------------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 3.250%
Non-Fixed Rate Maximum: 11.475%
Non-Fixed Rate Weighted Average: 7.442%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 57

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                    % OF
                                                                MORTGAGE
                                                                 POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                                AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                                 NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MAXIMUM                  MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
LOAN RATES (%)                       LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      275     40,854,961           17.67         7.702           328         80.95           633
<= 13.000                             133     32,846,092           14.21         6.348           357         79.99           648
13.001 - 13.500                       108     25,076,987           10.85         6.887           357         80.81           631
13.501 - 14.000                       205     43,552,465           18.84         7.330           357         81.33           622
14.001 - 14.500                       141     28,209,488           12.20         7.598           357         84.49           621
14.501 - 15.000                       184     34,763,330           15.04         7.921           357         83.00           596
15.001 - 15.500                        72     11,610,297            5.02         8.644           357         81.19           567
15.501 - 16.000                        65      9,561,784            4.14         8.959           357         82.52           564
16.001 - 16.500                        16      1,662,956            0.72         9.519           357         78.77           573
16.501 - 17.000                        15      2,488,750            1.08         9.835           358         72.38           531
17.001 - 17.500                         3        271,918            0.12        10.790           355         64.77           528
17.501 - 18.000                         1        129,705            0.06        10.840           354         65.00           501
18.001 - 18.500                         2        183,926            0.08        11.227           356         64.56           517
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              1,220    231,212,660          100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 10.450%
Non-Fixed Rate Maximum: 18.250%
Non-Fixed Rate Weighted Average: 14.026%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 58

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004


                                                                    % OF
                                                                MORTGAGE
                                                                 POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                                AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                                 NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
                                  MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
INITIAL PERIODIC CAP (%)             LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      275     40,854,961         17.67         7.702           328         80.95           633
1.000                                  34      6,994,749          3.03         7.772           356         80.79           633
1.500                                 239     54,715,540         23.66         7.474           357         80.47           601
2.000                                 134     32,476,964         14.05         7.238           356         83.38           616
3.000                                 536     95,858,528         41.46         7.534           357         81.84           620
4.000                                   2        311,919          0.13         7.603           356         78.06           673
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              1,220    231,212,660        100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 4.000%
Non-Fixed Rate Weighted Average: 2.326%


                                                                    % OF
                                                                MORTGAGE
                                                                 POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                                AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                                 NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
                                  MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
SUBSEQUENT PERIODIC CAP (%)          LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                           275    40,854,961         17.67         7.702           328         80.95           633
1.000                                      701   134,292,392         58.08         7.486           357         82.19           619
1.500                                      242    55,696,040         24.09         7.456           357         80.44           603
2.000                                        1       154,711          0.07         6.600           354         85.00           648
3.000                                        1       214,557          0.09         6.350           353         66.46           527
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,220   231,212,660        100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 1.149%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 59

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                           275     40,854,961         17.67         7.702           328         80.95           633
Oct-04                                       1        236,533          0.10         7.750           359         90.00           601
May-05                                       1        153,797          0.07         8.310           349        100.00           636
Jul-05                                       1        161,083          0.07         8.990           350         57.86           559
Aug-05                                       4        900,765          0.39         7.086           351         81.63           675
Sep-05                                       4        838,433          0.36         7.309           352         85.81           584
Oct-05                                      15      3,578,295          1.55         7.800           353         80.89           593
Nov-05                                      89     16,185,512          7.00         7.619           354         78.95           595
Dec-05                                      60     14,190,710          6.14         7.517           355         79.26           608
Jan-06                                     181     31,984,001         13.83         7.428           356         81.96           620
Feb-06                                     149     27,721,573         11.99         7.655           357         83.75           623
Mar-06                                     120     25,477,248         11.02         7.522           358         83.05           627
Apr-06                                     215     44,929,665         19.43         7.442           359         81.03           601
May-06                                       4        581,000          0.25         6.814           360         85.40           698
Aug-06                                       1        174,756          0.08         7.500           351         80.00           600
Sep-06                                       3        913,569          0.40         6.894           352         80.00           636
Oct-06                                       3        683,023          0.30         6.140           353         72.51           653
Nov-06                                       8      2,075,256          0.90         7.399           354         80.05           623
Dec-06                                       6      2,457,597          1.06         7.601           355         74.06           605
Jan-07                                      26      5,339,454          2.31         7.405           356         85.17           623
Feb-07                                      24      4,832,437          2.09         7.146           357         83.22           630
Mar-07                                      15      2,829,092          1.22         7.447           358         82.36           606
Apr-07                                      10      2,702,140          1.17         6.604           359         83.87           655
Dec-08                                       1        522,714          0.23         6.750           355         76.09           661
Jan-09                                       3        529,640          0.23         6.343           357         83.67           651
Mar-09                                       1        359,407          0.16         6.990           358         75.00           572
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,220    231,212,660        100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------
Non-Fixed Rate Weighted Average: March 2006

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 60

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
California                                 416    108,859,189         47.08         7.202           349         80.33           624
Florida                                    180     25,912,712         11.21         7.601           355         82.37           621
New York                                    37     10,672,469          4.62         7.344           356         80.44           627
Illinois                                    50      8,025,958          3.47         7.741           358         82.04           614
Maryland                                    36      7,894,833          3.41         7.880           356         83.26           585
Nevada                                      29      6,825,533          2.95         7.206           357         80.23           625
Michigan                                    48      4,995,620          2.16         8.052           357         82.55           598
Virginia                                    24      4,259,471          1.84         8.085           358         86.48           597
Arizona                                     25      4,088,669          1.77         8.052           353         86.33           615
Pennsylvania                                35      3,839,329          1.66         8.018           354         82.74           595
Washington                                  19      3,510,756          1.52         7.533           357         80.52           652
Georgia                                     25      3,322,001          1.44         8.533           342         85.75           588
Texas                                       23      3,309,609          1.43         7.849           352         80.40           642
Oregon                                      21      3,097,966          1.34         8.053           357         84.48           595
Ohio                                        25      3,037,167          1.31         8.035           354         83.61           594
Other                                      227     29,561,379         12.79         7.992           351         82.91           607
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,220    231,212,660        100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented:  44

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Primary                                  1,090    213,236,799         92.23         7.518           352         81.76           615
Non-Owner Occupied                         125     17,115,324          7.40         7.487           355         78.62           649
Second Home                                  5        860,538          0.37         7.508           353         83.16           690
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,220    231,212,660        100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 61

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     977   179,922,172         77.82         7.553           351         81.48           614
Planned Unit Development                     99    24,047,964         10.40         7.477           356         83.41           623
2-4 Family                                   78    16,974,547          7.34         7.375           355         79.86           638
Condominium                                  61     9,885,386          4.28         7.164           355         81.60           639
Manufactured Housing                          5       382,591          0.17         7.262           354         62.05           601
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,220   231,212,660        100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------


                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                        716   136,195,660          58.90         7.508           352         79.48           605
Purchase                                   379    70,409,392          30.45         7.448           350         85.46           653
Refinance - Rate/Term                      125    24,607,609          10.64         7.745           353         81.72           590
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,220   231,212,660         100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                         633    111,775,070         48.34         7.503           352         82.08           601
Stated Documentation                       527    106,021,721         45.85         7.574           352         80.86           635
Limited/Alternate Documentation             55     12,539,767          5.42         7.147           347         82.01           617
No Ratio                                     5        876,103          0.38         7.294           356         87.06           708
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,220    231,212,660        100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 62

                           GROUP II COLLATERAL SUMMARY
                        AS OF CUT-OFF DATE OF MAY 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                      204     36,331,762         15.71         7.757           352         81.38           613
6 Months                                     5      1,242,312          0.54         7.264           354         72.35           624
12 Months                                   57     14,325,261          6.20         7.446           352         78.97           628
24 Months                                  675    130,523,675         56.45         7.546           355         82.23           616
36 Months                                  252     45,803,273         19.81         7.264           343         80.73           623
60 Months                                   27      2,986,377          1.29         7.510           340         81.82           626
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,220    231,212,660        100.00         7.515           352         81.54           618

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
500 - 525                                  103     20,479,230          8.86         8.385           355         73.93           514
526 - 550                                  114     19,110,048          8.27         8.137           352         77.66           537
551 - 575                                  138     23,521,786         10.17         7.903           355         78.33           561
576 - 600                                  142     25,784,743         11.15         7.647           354         81.01           589
601 - 625                                  179     34,606,333         14.97         7.501           350         83.52           613
626 - 650                                  207     37,441,733         16.19         7.242           353         83.21           638
651 - 675                                  151     29,510,057         12.76         7.154           350         85.34           663
676 - 700                                   87     17,945,261          7.76         7.062           350         84.71           687
701 - 725                                   47     11,175,808          4.83         6.844           353         81.94           711
726 - 750                                   31      6,072,490          2.63         7.255           343         83.51           734
751 - 775                                   17      4,248,783          1.84         6.887           345         81.10           757
776 - 800                                    4      1,316,388          0.57         6.757           357         84.49           785
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,220    231,212,660        100.00         7.515           352         81.54           618
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 790
Weighted Average: 618

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 63

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                 MORGAN STANLEY
--------------------------------------------------------------------------------

    ASSET BACKED FINANCE
    --------------------
    Val Kay                                        212-761-2162
    Forchi Chen                                    212-761-2154

    ABS SYNDICATE & TRADING
    -----------------------
    Rick Onkey                                     212-761-2122
    Jay Hallik                                     212-761-2252
    Vanessa Vanacker                               212-761-2016

--------------------------------------------------------------------------------
                             RATING AGENCY CONTACTS
--------------------------------------------------------------------------------

    STANDARD & POOR'S
    -----------------
    Dan Tegen                                      212-438-8432

    MOODY'S
    -------
    Karin Kelner                                   212-553-7191

    FITCH
    -----
    Jamie Moy                                      212-908-0862

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 64